UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material Pursuant to § 240.14a-12
VALEANT PHARMACEUTICALS INTERNATIONAL

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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April 21, 2006
To the Stockholders of
Valeant Pharmaceuticals International:
      You are cordially invited to attend Valeant Pharmaceutical International’s 2006 Annual Meeting of Stockholders to be held at 1:00 p.m. on Tuesday, May 23, 2006 at Valeant Pharmaceuticals International’s offices located at 3300 Hyland Avenue, Costa Mesa, California 92626. At the meeting we will vote on the matters set forth in the accompanying notice of annual meeting and proxy statement, as well as address any other business matters that may properly come before the meeting.
      Timothy C. Tyson, Chief Executive Officer, will present a full report discussing recent events and plans for the future immediately following the Annual Meeting. We encourage you to remain for this important session with Tim.
      Corporate integrity continues to be the hallmark of our management team and our Board of Directors. The drive for accountability and transparency is an integral part of our culture.
      We encourage you to vote so that your shares will be represented at the meeting. Information on how you may vote your shares appears on the enclosed proxy card.

Sincerely,

Robert W. O’Leary
Chairman of the Board

VALEANT PHARMACEUTICALS INTERNATIONAL
3300 Hyland Avenue
Costa Mesa, California 92626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 23, 2006

To the Stockholders of
Valeant Pharmaceuticals International:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Valeant Pharmaceuticals International, a Delaware corporation (the “Company”), will be held at our corporate headquarters located at 3300 Hyland Avenue, Costa Mesa, California 92626, on May 23, 2006, at 1:00 p.m., local time, for the following purposes:

1. To elect three directors to hold office until the 2009 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

2. To approve the Company’s 2006 Equity Incentive Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm (the “accounting firm”) for the Company for the fiscal year ending December 31, 2006.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
      The record date for the meeting is April 11, 2006. Only stockholders of record at the close of business on April 11, 2006 will be entitled to notice of and to vote, in person or by proxy, at the meeting and any adjournments or postponements thereof.
      The Proxy Statement that accompanies this Notice of Annual Meeting of Stockholders contains additional information regarding the proposals to be considered at the Annual Meeting, and Stockholders are encouraged to read it in its entirety. The Company’s 2005 Annual Report and Form 10-K accompany this Proxy Statement.
      As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials will be first mailed to stockholders on or about April 21, 2006.
      All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please complete, date, sign and return the accompanying proxy in the enclosed, postage-paid envelope, or vote over the telephone or the Internet as instructed by these materials, as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. Please note however that if your shares are held of record by a broker or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the Proxy Statement.

By Order of the Board of Directors,

Christina de Vaca
Secretary
Dated: April 21, 2006

i

VALEANT PHARMACEUTICALS INTERNATIONAL
3300 Hyland Avenue
Costa Mesa, California 92626

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2006
      This Proxy Statement is being mailed on or about April 21, 2006 to stockholders of record at the close of business on April 11, 2006 (the “Record Date”) of Valeant Pharmaceuticals International (the “Company” or “Valeant”) in connection with the solicitation of proxies by the Valeant Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, May 23, 2006, and any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.
METHOD OF VOTING
      Stockholders can vote by proxy by means of the mail, telephone or the Internet, or by attending the Annual Meeting and voting in person. A proxy card (the “Proxy”) is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you vote by telephone or the Internet, you do not need to return the Proxy. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 5:00 p.m., Eastern Time, on May 22, 2006. Robert W. O’Leary and Christina de Vaca, together and separately, are the designated proxyholders (the “Proxyholders”). If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by the broker or nominee, to be able to vote at the Annual Meeting.

•	Voting by Mail. If you choose to vote by mail, simply mark the enclosed Proxy and complete, sign, date and mail it in the postage-paid envelope provided.

•	Voting by Telephone. You can vote by calling the toll-free telephone number on the Proxy. Voice prompts will instruct you to vote your shares and confirm that your vote has been properly recorded.

•	Voting by Internet. You can vote on the Internet at http://proxy.georgeson.com/. As with telephone voting, you can confirm that your vote has been properly recorded.
      We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
      When a Proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you return a signed and dated proxy card without marketing any voting selections, your shares will be voted “FOR” the election of the Board of Directors’ nominees, “FOR” the approval of the Company’s 2006 Equity Incentive Plan, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm for the fiscal year ending December 31, 2006, and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Annual Meeting or any continuation, adjournment or postponement thereof.

      If shares are held by a broker or other intermediary, you must either instruct the broker or intermediary as to how to vote such shares or obtain a proxy, executed in your favor by your broker or intermediary, to be able to vote such shares at the Annual Meeting in person or by proxy.
      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
REVOCABILITY OF PROXIES
      A stockholder who executes and returns the enclosed Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, at the address of the Company, by revoking it in person at the Annual Meeting, or by voting at the Annual Meeting. Stockholders may also revoke a prior Proxy by executing a later-dated Proxy and submitting it to the Secretary of the Company prior to commencement of the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned the enclosed Proxy does not alone revoke the Proxy. You should consult with your broker or other intermediary concerning the method of revoking their Proxy.
VOTING RIGHTS
      Only stockholders of record at the close of business on April 11, 2006 (each a “Stockholder”) will be entitled to notice of and to vote, in person or by proxy, at the Annual Meeting. As of the close of business on April 11, 2006, there were 92,792,040 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) outstanding and entitled to vote, held of record by approximately 5,274 Stockholders, each of which shares is entitled to one vote, in person or by proxy, at the Annual Meeting.
      A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.
      Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. If the broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote the Common Stock at his discretion in the election of directors or the appointment of the independent registered public accounting firm. However, brokers or nominees do not have discretion to vote on certain non-discretionary items without specific instructions from the beneficial owner. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.
      For Proposal No. 1, the election of directors, the candidates receiving the highest number of “For” votes, up to the number of directors to be elected, will be elected. Only votes “For” or “Withheld” will effect the outcome. Abstentions and broker non-votes will have no effect. Our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Amended and Restated Bylaws (the “Bylaws”) divide our Board of Directors into three classes, with each class to be elected for a three-year term on a staggered basis. Our Certificate of Incorporation and Bylaws do not permit cumulative voting.
      To be approved, Proposal No. 2, approving the Company’s 2006 Equity Incentive Plan, requires a “For” vote from holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
      To be approved, Proposal No. 3 must receive a “For” vote from holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
       The Certificate of Incorporation of the Company provides that the Board of Directors be divided into three classes of directors. There are three directors in the class whose term of office expires in 2006 and three directors can be elected at the Annual Meeting, each to serve until the 2009 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified. Upon the recommendation of the Corporate Governance/ Nominating Committee, the Board of Directors nominated for election as directors at the Annual Meeting: Robert A. Ingram, Lawrence N. Kugelman and Theo Melas-Kyriazi. Each of the nominees is currently a director of the Company who was previously elected by stockholders. Each nominee has indicated his willingness to serve and, unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the Board of Directors’ nominees. If for any reason one or more nominees should not be available for election or be unable to serve as directors at the time of the Annual Meeting or any continuation, postponement or adjournment thereof, the accompanying Proxy will be voted for the election of such other persons, if any, as the Board of Directors may nominate. The Board of Directors has no reason to believe that any nominee will be unavailable for election or unable to serve. Directors are elected by a plurality of the votes properly cast in person or by proxy. The three nominees for election at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. Abstentions and broker non-votes will have no effect on the outcome.
      Apart from the three nominees recommended by the Board of Directors, no other persons have been nominated for election as directors. Procedures to be used by a Stockholder submitting a nomination for the Board of Directors for next year’s annual meeting are provided under the caption “Other — Stockholder Proposals and Director Nominations for the 2007 Annual Meeting.”
      The Board of Directors of the Company recommends that the Stockholders vote FOR the election of the three nominees for director proposed by your Board: Robert A. Ingram, Lawrence N. Kugelman and Theo Melas-Kyriazi.
INFORMATION CONCERNING COMPANY NOMINEES AND DIRECTORS
      The Board of Directors presently consists of eight members and one vacancy in the class of 2008. Our Certificate of Incorporation and Bylaws divide the Board of Directors into three equal classes, with each class elected to a three-year term on a staggered basis. Accordingly, at each annual meeting, the terms of one-third of the Directors expire and the stockholders elect their successors. If a Director ceases to serve before his or her term expires, the Board of Directors will appoint a new director to serve out the remainder of the term, as a member of the class of the director he or she succeeded. The Board of Directors also has the power to appoint directors to fill vacancies created by new directorships if the Board of Directors increases in size.
      Lawrence N. Kugelman has served as a director of the Company since 2002 and is standing for election for a term expiring in 2009. Each of Robert A. Ingram and Theo Melas-Kyriazi has served as a director of the Company since 2003 and is standing for election for a term expiring in 2009.
      Edward A. Burkhardt, Timothy C. Tyson and Elaine Ullian are serving until the 2007 Annual Meeting of Stockholders. Richard H. Koppes and Robert W. O’Leary are serving until the 2008 Annual Meeting of Stockholders.
      The Corporate Governance/ Nominating Committee of the Board of Directors considers the qualifications of potential candidates for election as directors and recommends candidates to the Board of Directors. The members of the Corporate Governance/ Nominating Committee are Messrs. Koppes and Ingram and Ms. Ullian. The Corporate Governance/ Nominating Committee reviewed the background, qualifications and performance of the three directors standing for re-election. Mr. Ingram recused himself as to his own nomination.
      The Corporate Governance/ Nominating Committee made its report to the Board of Directors on February 21, 2006. Following that report, the Board determined that it would be in the best interests of the Company and its Stockholders to nominate Messrs. Ingram, Kugelman and Melas-Kyriazi as directors to be elected at the Annual Meeting. Messrs. Ingram, Kugelman and Melas-Kyriazi each recused himself as to his own nomination.

      Set forth below with respect to each director or nominee is certain personal information, including such person’s present principal occupation, recent business experience and age, the year such person commenced service as a director of the Company and other public company directorships held by such person.

		Year First
		Serving as
Name and Principal Occupation	Age	Director	Other Public Company Directorships

Nominees For Election

ROBERT A. INGRAM(a)(b)
Mr. Ingram has been the Vice Chairman Pharmaceuticals of GlaxoSmithKline plc, a pharmaceutical research and development company, since January 2003. Mr. Ingram was the Chief Operating Officer and President, Pharmaceutical Operations, of GlaxoSmithKline plc from January 2001 to January 2003. He was Chief Executive of Glaxo Wellcome plc from October 1997 to December 2000 and Chairman of Glaxo Wellcome Inc., Glaxo Wellcome plc’s U.S. subsidiary, from January 1999 to December 2000. Mr. Ingram was President and Chief Executive Officer of Glaxo Wellcome Inc. from October 1997 to January 1999. Mr. Ingram is also a member of the Board of Advisors for the H. Lee Moffitt Cancer Center and Research Institute.
63	2003	Edwards Life Sciences Corporation (member of Audit Committee); Lowe’s Companies, Inc. (member of Governance Committee and Compensation Committee); Nortel Networks Corporation* (member of Audit Committee and Committee on Directors); Wachovia Corporation (member of Executive Committee, Compensation Committee and Corporate Governance Committee); OSI Pharmaceuticals, Inc. (Chairman of the Board); Allergan Inc. (member of Corporate Governance Committee and Science and Technology Committee)
			* Retiring from this Board on May 2, 2006

LAWRENCE N. KUGELMAN(b)(c) Mr. Kugelman is a healthcare consultant and private investor. From December 1995 through October 1996, Mr. Kugelman was President, Chief Executive Officer and Director of Coventry Health Care, Inc., a managed care organization. From 1980 through 1992, he served as a Chief Executive Officer of several HMOs and managed healthcare organizations in the United States.	63	2002	Coventry Health Care, Inc. (Chairman of Audit Committee); LabOne, Inc.* * Resigned from this Board in October, 2005

THEO MELAS-KYRIAZI(c) Mr. Melas-Kyriazi was the Chief Financial Officer of Thermo Electron Corporation from January 1999 through October 2004. Mr. Melas-Kyriazi was a Vice President of Thermo Electron Corporation from February 1998, and was Treasurer of Thermo Electron Corporation and all of its publicly traded subsidiaries from May 1988 to June 1994.	46	2003	Cyberkinetics Neurotechnology Systems, Inc. (member of Audit Committee and Compensation Committee)

Directors Whose Terms Expire in 2007
EDWARD A. BURKHARDT(b)(c) Mr. Burkhardt has been the President of Rail World, Inc. since August 1999. From October 1987 through August 1999, Mr. Burkhardt held a number of positions with Wisconsin Central Transportation Corporation, including Chairman, President and Chief Executive Officer.	67	2001	PolyMedica Corporation (member of Audit Committee and Governance Committee)

		Year First
		Serving as
Name and Principal Occupation	Age	Director	Other Public Company Directorships

TIMOTHY C. TYSON(d)
Mr. Tyson has been the President of the Company since November 2002 and Chief Executive Officer since January 2005. From November 2002 to December 2004, he served as Chief Operating Officer of the Company. From June 1998 through November 2002, Mr. Tyson served as President of Global Manufacturing and Supply for GlaxoSmithKline plc. From February 1992 through June 1998, he held various senior management positions at GlaxoSmithKline, including Vice President, General Manager Glaxo Dermatology and Cerenex Division; Vice President, General Manager Marketing and Vice President, General Manager Business Operations.
	54	2004

ELAINE ULLIAN(a)(b) Ms. Ullian has been the President and Chief Executive Officer of Boston Medical Center since July 1996. From April 1994 through July 1996, Ms. Ullian was the President and Chief Executive Officer of Boston University Medical Center Hospital. From January 1987 through March 1994, she was the President and Chief Executive Officer of Faulkner Hospital.	58	2004	Thermo Electron Corporation (Presiding Director, Chairman of Compensation Committee, member of Audit Committee and Executive Committee); Vertex Pharmaceuticals (member of Compensation Committee)

Directors Whose Terms Expire in 2008
RICHARD H. KOPPES(a)(c)
Mr. Koppes has been Of Counsel to the law firm of Jones Day since August 1996, and is Co-Director of Executive Education Programs at Stanford University School of Law. Mr. Koppes served as a principal of American Partners Capital Group, Inc., a venture capital and consulting firm, from August 1996 to December 1998. From May 1986 through July 1996, Mr. Koppes held several positions with the California Public Employees’ Retirement System (CalPERS) including General Counsel, Interim Chief Executive Officer and Deputy Executive Officer. He has also been an officer of the National Association of Public Pension Attorneys (NAPPA) for the past nine years. He is also on the Boards of Investor Research Responsibility Center (IRRC), the International Corporate Governance Network (ICGN) and the Society of Corporate Secretaries and Governance Professionals.
	59	2002	Apria Healthcare Group Inc. (Chairman of Compliance Committee and member of Audit Committee)

		Year First
		Serving as
Name and Principal Occupation	Age	Director	Other Public Company Directorships

ROBERT W. O’LEARY(d)
Mr. O’Leary has been the Chairman of the Company since June 2002. From June 2002 until December 2004, Mr. O’Leary was also the Chief Executive Officer of the Company. Mr. O’Leary has been the Chairman and Chief Executive Officer of the Sagamore Group, a firm specializing in spin-offs and corporate reorganizations in the service sector, since March 2001. From July 2000 until October 2000, Mr. O’Leary was President and Chief Executive Officer of PacifiCare Health Systems, Inc., a managed health services company. Mr. O’Leary was Chairman and Chief Executive Officer of Premier, Inc., a strategic alliance of not-for-profit health care and hospital systems from January 1996 to August 1998, and continued to serve as Chairman from September 1998 to June 2000. From July 1991 to February 1995, Mr. O’Leary was Chairman and Chief Executive Officer of American Medical International, Inc. (AMI), an international hospital management company.
	62	2002	Thermo Electron Corporation (Chairman of Nominating and Corporate Governance Committee); Smiths Group plc (member of Audit Committee and Remuneration Committee); Viasys Healthcare Inc.

(a)	Member of the Corporate Governance/ Nominating Committee.

(b)	Member of the Compensation Committee.

(c)	Member of the Finance and Audit Committee.

(d)	Member of the Executive Committee.
      None of the directors or nominees for director were selected pursuant to any arrangement or understanding. None of the directors or nominees for directors is related by blood, marriage or adoption to one another or to any other executive officer of the Company.

GOVERNANCE
      The Board of Directors is committed to sound and effective corporate governance practices with the goal of ensuring the Company’s financial strength and overall business success. The Board of Directors adopted and adheres to governance guidelines consistent with the highest ethical standards and legal requirements. Our governance practices are continually assessed against those practices suggested by recognized governance authorities and are updated to maintain alignment with stockholder interests and accepted key governance best practices.

Director Nomination Process
      The Corporate Governance/ Nominating Committee is responsible for the selection of director nominees to fill new or vacant positions for the Board of Directors. The Corporate Governance/ Nominating Committee seeks appropriate candidates through various sources, including other non-management directors and search firms to which reasonable fees are paid for their assistance. In addition to the review and evaluation of potential new candidates, the Corporate Governance/ Nominating Committee assesses the qualifications of incumbent directors based on the same factors, as well as a director’s performance prior to their re-election.
      Essential criteria for all candidates considered by the committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business, corporate governance and financial affairs and the complexities of business organizations.
      Additionally, the Corporate Governance/ Nominating Committee considers stockholder candidates submitted to the attention of the Corporate Secretary, together with appropriate biographical information as outlined under the caption “Other — Stockholder Proposals and Director Nominations for the 2007 Annual Meeting” included in this Proxy Statement. Stockholder nominations that comply with these procedures and that meet the criteria outlined above will receive the same consideration that the Corporate Governance/ Nominating Committee’s candidates receive.

Communication with the Board of Directors
      Stockholders and others may contact our Company’s directors in writing, as a group or individually, by directing their correspondence to the attention of the Chief Governance Officer and Corporate Secretary, Valeant Pharmaceuticals International, 3300 Hyland Avenue, Costa Mesa, California 92626. Stockholders and others may also contact our Company’s directors by calling the Company’s helpline in the United States and Canada at (800) 461-9330, or internationally at (720) 514-4400 (collect calls accepted). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the director(s). Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Certain items that are unrelated to the duties and responsibilities of the Board of Directors will not be distributed to the Board of Directors, such as junk mail and mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.
      In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee director upon request.
      Communications that include information better addressed by the complaint hotline supervised by the Finance and Audit Committee will be forwarded to that hotline.
      This communications process has been approved by the Board of Directors and is available on the Company website referenced at the end of this section.

Annual Meeting of Stockholders
      The Board of Directors considers it important for its members to be present and available to stockholders at the Company’s Annual Meeting. Directors are therefore expected to attend the Company’s Annual

Meeting. All of our Board members were in attendance at the 2005 annual meeting except for two directors who had unavoidable scheduling conflicts.

Lead Director
      In 2005, Randy H. Thurman, the Lead Director in 2005, chaired the Board of Directors’ regularly scheduled non-management executive sessions. Additionally, Mr. Thurman worked with the Chairman to establish Board of Directors’ agendas.

Director Independence
      The Board has adopted certain specific categorical standards to ensure that directors do not have a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization, its parent or a consolidated subsidiary that has a relationship with the Company. These guidelines are consistent with the independence requirements of the New York Stock Exchange listing standards and are set forth in the Corporate Governance Guidelines, which are included as Annex A to this Proxy Statement. A director will be deemed independent upon affirmative determination by the Board that he or she meets the requirements established in the NYSE listing standards.
      The Board has determined that the following directors are independent as defined in the New York Stock Exchange listing standards: Messrs. Burkhardt, Ingram, Koppes, Kugelman, Melas-Kyriazi and Ms. Ullian. Additionally, each of the members of our Finance and Audit, Compensation and Corporate Governance/ Nominating Committees has no material relationship with the Company and meets the New York Stock Exchange director independence standards. The members of our Finance and Audit Committee are also “independent” as defined under the applicable Securities and Exchange Commission rules.
      In 2005 and 2006, the Board adopted or initiated several key governance initiatives pursuant to the direction and recommendation of the Committee.

•	Overboarding. Directors shall sit on no more than five public company boards in addition to Valeant. The new guideline also allows the Board to consider an exception in its discretion.

•	Term Limits. A term limit of no more than five three-year terms was substituted for an age limitation.

•	Director Resignation upon Job Status Change. A Director shall resign in the event of material changes in said Director’s occupation, or a significant reduction from the roles and responsibilities described in the proxy for the year in which the director was last elected as a board member. This new guideline also allows the Board to consider an exception in its discretion.

•	Limiting Board Size. The Board has directed that the Bylaws be amended to limit the size of the Board to no less than seven and no more than 11 members.

•	Majority Voting. The Board has directed that a draft of an amendment to the Bylaws of the Company be submitted to them for review and approval which would require that, beginning with the 2007 election, a nominee receive a majority of the votes present in person or represented by proxy and entitled to vote at an election of directors in order to be elected to the Board of Directors.

•	Executive Stock Ownership Guidelines. At the request of the Corporate Governance/ Nominating Committee, the Compensation Committee is currently in the process of designing an appropriate Executive Stock Ownership model for consideration by the full Board.

•	Director Education. All Board members are required to participate in at least one accredited director education session every three years and are strongly encouraged to attend at least one accredited director education session each year.

•	Director Ownership Guidelines. The Board ratified its earlier action establishing that directors shall own shares with a value equal to three times their Board retainer within four years of their initial election to the Board.

•	Sales Visit Process. Directors are provided an opportunity to experience a day in the field with one of the Company’s Sales Representatives as a means to experience first hand the market in which the Company operates.

Governance Processes Update

•	Board Assessment Methodology and Workplan. The assessment process was implemented in 2003 and continues to evolve consistent with the methodology approved in the four-year Workplan (see Annex B). Individual director reviews will be implemented in 2006.

•	Formal Chief Executive Officer Evaluation Process. For the third consecutive year, all directors were afforded the opportunity to provide input into the evaluation of the Chief Executive Officer, allowing for a substantive and robust evaluation process.

Code of Business Conduct and Ethics
      The Code of Business Conduct and Ethics applies to all Company directors, officers and employees and sets forth the ethical and legal principles required to be followed in conducting business on behalf of the Company. The Board also adopted a Code of Ethics for the Company’s Chief Executive Officer and senior level financial executives as a supplement to the Code of Business Conduct and Ethics, which is intended to promote honest and ethical conduct, as well as full and accurate reporting, and compliance with applicable laws. The Company’s Compliance Officer oversees Code related matters and receives any report received via the Company’s helpline. The Company’s compliance process is fully outlined on the Company’s website. Interested parties may call the helpline at (800) 461-9330 in the United States and Canada, or internationally at (720) 514-4400 (collect calls accepted).

Company Website
      Key documents such as Corporate Governance Guidelines, Board Committee Charters, the Code of Business Conduct and Ethics, the Code of Ethics for the Company’s Chief Executive Officer and senior level financial executives are reviewed annually and updated by the corresponding Committees and the Board of Directors. Each of these documents and information regarding stockholder communications with the Board can be found on the Company’s website at www.valeant.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive or director, the Company will promptly disclose the nature of the amendment or waiver on its website. A written copy of any of these documents will be provided to any stockholder upon request to the Chief Governance Officer and Corporate Secretary, Valeant Pharmaceuticals International, 3300 Hyland Avenue, Costa Mesa, CA 92626.
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
      The following table describes the current members of each Committee, its Chairman, its primary responsibilities and the number of meetings held in 2005. The Committees, except the Executive Committee, are composed of non-employee, independent directors, as defined under the rules promulgated by the NYSE and adopted by the Board of Directors. All directors serve on one or more Committees of the Board.

Committee/Members	Primary Responsibilities	Meetings Held

FINANCE AND AUDIT
  Theo Melas-Kyriazi (Chairman) [1]   Edward Burkhardt
  Richard Koppes
  Lawrence Kugelman2

1 The Committee chairman was changed from Mr. Burkhardt to Mr. Melas-Kyriazi in May 2005.
2 Mr. Kugelman was added to the committee in May 2005 as an additional member.	• Oversee the Company’s financial controls and reporting processes

• Select independent accounting firm and review the scope and timing of the audits

• Review annual financial statements and audit results

• Review quarterly financial statements and quarterly earnings releases

• Review internal control over financial reporting including the independent accounting firm’s and management’s assessment

• Oversee compliance with the Company’s Code of Conduct and conflicts of interest outside jurisdiction of Corporate Governance/Nominating Committee

	• Annually review adequacy of the Committee charter	Nineteen

COMPENSATION Lawrence Kugelman (Chairman) Robert Ingram Edward Burkhardt Elaine Ullian3 3 Ms. Ullian was added to the committee in May 2005 as an additional member.	• Administer the Company’s annual incentives and long-term incentive plans

• Review and adopt major compensation plans, including Board compensation

• Approve compensation for the chief executive officer, corporate officers and certain senior management

	• Annually review adequacy of the Committee charter	Seven

CORPORATE GOVERNANCE/ NOMINATING Richard Koppes (Chairman) Robert Ingram Elaine Ullian	• Develop and recommend to the Board corporate governance guidelines applicable to the Board and the Company

• Review and recommend changes to the Company’s corporate governance guidelines when appropriate

• Monitor implementation of the guidelines

• Assist in succession planning

• Review possible conflicts of interest of Board members and Company management

• Make recommendations regarding the appropriate size and effectiveness of the Board

• Identify new Director candidates to fill new or vacant positions

• Evaluate incumbent Directors

• Recommend nominees to the Board of Directors for election

	• Annually review adequacy of the Committee charter	Four

EXECUTIVE Robert O’Leary (Chairman) Timothy Tyson	• Exercise the power and authority of the Board of Directors between meetings, except as expressly limited by the Bylaws or by the Delaware General Corporation Law

• Serve as the Chief Executive Officer succession planning committee, as specified in the Chief Executive Officer succession plan

	• Annually review adequacy of the Committee charter	Two

      The Board of Directors met nine times during 2005. All of the directors attended at least 75% of the Board meetings, except for Mr. Ingram, who attended 66% of the Board meetings. Mr. Ingram would have attended at least 75% of the Board meetings but for his inability to attend due to illness. In addition, all committee members attended at least 75% of the committee meetings on which they serve.

EXECUTIVE OFFICERS
       The executive officers of the Company are as follows:

Name	Age	Title

Timothy C. Tyson	54	President and Chief Executive Officer
Bary G. Bailey	47	Executive Vice President and Chief Financial Officer
Kim D. Lamon, M.D., Ph.D.	54	President and Chief Scientific Officer of Valeant Research and Development
Wesley P. Wheeler	49	President, North America
Charles J. Bramlage	45	President, European Operations
Eileen C. Pruette	47	Executive Vice President and General Counsel
John I. Cooper	50	Executive Vice President of Global Manufacturing and Supply
      TIMOTHY C. TYSON has been our President since November 2002 and Chief Executive Officer since January 2005. He served as Chief Operating Officer of the Company from November 2002 to December 2004. Mr. Tyson served as President of Global Manufacturing and Supply for GlaxoSmithKline plc from June 1998 to November 2002. In that capacity, he was responsible for managing 115 manufacturing sites and 42,000 employees in 42 countries. From February 1992 through June 1998, he held various senior management positions at GlaxoSmithKline, including Vice President, General Manager Glaxo Dermatology and Cerenex Division; Vice President, General Manager Marketing and Vice President, General Manager Business Operations. At GlaxoSmithKline plc, he managed two divisions, launched 32 pharmaceutical products and managed its 5,000 person U.S. sales force.
      BARY G. BAILEY has been our Executive Vice President and Chief Financial Officer since December 2002. Mr. Bailey served as Executive Vice President, Pharmacy and Technology of PacifiCare Health Systems, Inc., a provider of managed care services to approximately 5 million members, from July 2000 to December 2002. In that capacity, Mr. Bailey was responsible for managing approximately 1,500 employees in both operations and technology. From May 1995 to July 2000, he was Executive Vice President and Chief Financial Officer of Premier, Inc.
      KIM D. LAMON, M.D., Ph.D. who has been our President and Chief Scientific Officer of Valeant Research and Development since August 2003 resigned from the Company effective June 30, 2006. Dr. Lamon served as President and Chief Executive Officer of Ribapharm Inc. from January 2003 to August 2003. Previously, he had been the President of SciPharm Consulting LLC, which he founded in 1999. From May 1994 to April 1999, he held senior research and clinical positions at Covance, Inc., Corning Clinical Laboratories and Corning Life Sciences, Inc. Dr. Lamon is Adjunct Assistant Professor of Pharmacology at Thomas Jefferson University School of Medicine. Dr. Lamon served as a director of Valeant Pharmaceuticals International from August 1, 2002 through May 22, 2003.
      WESLEY P. WHEELER has been the President of North American operations and Global Commercial Development since February 2003. Mr. Wheeler is responsible for the Company’s regional operations in the United States and Canada. He is also responsible for the Company’s commercial development activities and global marketing functions. Prior to joining the Company, Mr. Wheeler had extensive management experience in the pharmaceutical industry. From January 2002 to February 2003, Mr. Wheeler served as President and Chief Executive Officer of DSM Pharmaceuticals Inc., a leading contract manufacturer of prescription pharmaceuticals and biopharmaceuticals and a subsidiary of its Dutch parent, DSM. From 1998 to 2002, Mr. Wheeler was the Senior Vice President of Global Logistics and Strategy for GlaxoSmithKline plc. From 1997 to 1998, Mr. Wheeler was Vice President of Marketing at Glaxo Wellcome.
      CHARLES J. BRAMLAGE has been President of our European operations since September 2003. He is responsible for the Company’s Western, Central and Eastern European markets. Mr. Bramlage has more than 20 years of pharmaceutical experience with a strong background in marketing and sales. From April 2001 to September 2003, Mr. Bramlage held senior executive positions, including most recently as President and

Chief Executive Officer, at BattellePharma, Inc., a specialty pharmaceutical company developing products using new inhalation technology and now known as Ventaira Pharmaceuticals, Inc. From April 1992 to April 2001, Mr. Bramlage held various marketing and sales positions at GlaxoSmithKline plc, including Vice President of Respiratory Global Commercial Development and Vice President of U.S. Respiratory and Cardiovascular Marketing.
      EILEEN C. PRUETTE has been our Executive Vice President and General Counsel since April 2003. Ms. Pruette served as Vice President, U.S. Legal and Global Intellectual Property for Sony Ericsson Mobile Communications from October 2001 to March 2003. Ms. Pruette served as General Counsel at Ericsson Inc. for a number of operating groups from January 1996 to October 2001. From June 1990 to January 1995, Ms. Pruette served at GlaxoSmithKline, where she provided legal support for commercial operations while rendering regulatory, commercial and employment law counsel.
      JOHN I. COOPER has been our Executive Vice President of Global Manufacturing and Supply since January 2003. He is responsible for managing all manufacturing operations for the Company worldwide, including supply and logistics operations, quality assurance, global procurement and physical product development. From 2002 to 2003, Mr. Cooper was Vice President of Global Operation Excellence for GlaxoSmithKline plc, which included the management of global process improvement projects and the identification, and sharing, of global best practices. Mr. Cooper served as Vice President and Area Supply Director for Latin America for GlaxoSmithKline plc from 1999 to 2002, and was responsible for supervising ten manufacturing facilities, creating operating efficiency improvements and ensuring product quality.
      None of the executive officers were selected pursuant to any arrangement or understanding. None of the executive officers are related by blood, marriage or adoption to one another or to any director or nominee for director of the Company.

OWNERSHIP OF THE COMPANY’S SECURITIES
PRINCIPAL STOCKHOLDERS
      The following table sets forth certain information regarding the beneficial ownership of the Common Stock and the percent of shares owned beneficially by those known by the Company to be beneficial owners of more than 5% of the outstanding shares of the Common Stock as of March 31, 2006.

	Number of Shares
	and Nature of
	Beneficial		Percentage of
Identity of Owner or Group	Ownership		Class(1)

Iridian Asset Management LLC	11,292,204	(2)	12.2%
276 Post Road West, Westport, CT 06880
Loomis, Sayles & Co., L.P.	5,959,612	(3)	6.4%
One Financial Center, Boston, MA 02111
Franklin Mutual Advisers, LLC	5,916,853	(4)	6.4%
101 John F. Kennedy Parkway, Short Hills, NJ 07078
T. Rowe Price Associates, Inc.	5,561,110	(5)	6.0%
100 E. Pratt Street, Baltimore, MD 21202
CAM North America, LLC	5,159,798	(6)	5.6%
Solomon Brothers Asset Management Inc
Smith Barney Fund Management LLC
399 Park Avenue, New York, NY 10022
Perry Corp.	4,175,528	(7)	4.5%
767 Fifth Avenue, New York, NY 10153
      This table is based upon information supplied by the principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table, the Company believes that the stockholders named in the table have sole voting and investment power with respect to the shares indicated as beneficially owned.

(1)	Based on 92,792,040 shares of Common Stock outstanding on March 31, 2006.

(2)	Includes 11,292,204 shares beneficially owned by Iridian Asset Management LLC, the Governor and Company of the Bank of Ireland, IBI Interfunding, BancIreland/ First Financial, Inc and BIAM (US) Inc., 11,282,204 shares and 11,292,204 shares, respectively, over which each of the aforementioned parties has shared voting and shared dispositive power.

(3)	Shares issuable upon conversion of certain bonds beneficially owned by Loomis, Sayles & Co. Includes 4,660,578 shares over which Loomis, Sayles & Co., L.P. holds sole voting power, 176,990 shares over which Loomis, Sayles & Co., L.P. holds shared voting power, and 5,959,612 shares over which Loomis, Sayles & Co., L.P. holds sole dispositive power. Loomis, Sayles & Co., L.P. disclaims beneficial ownership of these securities.

(4)	Includes 5,916,853 shares beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to advisory contracts, are advised by Franklin Mutual Advisers, LLC (“FMA”), which is deemed to have sole voting and dispositive power of such shares. FMA disclaims pecuniary interest in or beneficial ownership of such shares.

(5)	Includes 5,561,110 shares over which T. Rowe Price Associates, Inc. holds sole dispositive power and 799,500 shares over which T. Rowe Price Associates, Inc. has sole voting power. T. Rowe Price Associates, Inc. disclaims beneficial ownership of these shares.

(6)	Includes (i) 462,298 shares beneficially owned by CAM North America, LLC, 135,662 shares over which CAM North America, LLC holds shared voting power and 462,298 shares over which CAM North America, LLC holds shared dispositive power; (ii) 14,000 shares beneficially owned by Salmon Brothers Asset Management Inc, over which Salmon Brothers Asset Management Inc holds shared voting and dispositive power; and (iii) 4,683,500 shares beneficially owned by Smith Barney Fund Management LLC, over which Smith Barney Fund Management LLC holds shared voting and dispositive power.

(7)	Includes 4,175,528 shares over which the Perry Corp. and Mr. Richard C. Perry hold sole voting and sole dispositive power. This includes 1,610,800 shares beneficially owned by the Perrry Corp and Mr. Richard C. Perry, 1,947,428 shares issuable upon conversion of certain bonds beneficially owned by the Perrry Corp and Mr. Richard C. Perry, and 617,300 shares issuable upon exercise of certain options, beneficially owned by the Perry Corp. and Mr. Perry.

OWNERSHIP BY MANAGEMENT
      The following table sets forth, as of March 31, 2006, certain information regarding the beneficial ownership of the Common Stock and the percent of shares owned beneficially by each current director, each director nominee nominated by the Board of Directors and each Named Executive Officer (as defined below), and all directors, director nominees and executive officers of the Company as a group.

	Number of Shares
	and Nature of
	Beneficial		Percentage
Identity of Owner or Group	Ownership(1)		of Class(12)

Officers and Directors
Bary G. Bailey	526,042	(2)	*
Charles J. Bramlage	105,000	(3)	*
Edward A. Burkhardt	261,250	(4)	*
Robert A. Ingram	—		*
Richard H. Koppes	13,750	(5)	*
Lawrence N. Kugelman	17,500	(6)	*
Kim D. Lamon	413,426	(7)	*
Theo Melas-Kyriazi	—		*
Robert W. O’Leary	1,256,896	(8)	1.4%
Timothy C. Tyson	1,107,296	(9)	1.2%
Elaine Ullian	500		*
Wesley P. Wheeler	219,696	(10)	*
Directors and executive officers of the Company as a group (14 persons)	4,258,222	(11)	4.6%

*	Less than 1% of the outstanding Common Stock.

(1)	This table is based on information supplied by officers and directors. The Company believes that, except as indicated otherwise in the following notes, shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and the Company has no information as to whether any shares shown in this table are subject to community property laws.

(2)	Includes 509,596 shares of Valeant common stock, which Mr. Bailey has the right to acquire within 60 days upon the exercise of stock options.

(3)	Includes 105,000 shares of Valeant common stock, which Mr. Bramlage has the right to acquire within 60 days upon the exercise of stock options.

(4)	Includes 11,250 shares of Valeant common stock, which Mr. Burkhardt has the right to acquire within 60 days upon the exercise of stock options.

(5)	Includes 11,250 shares of Valeant common stock, which Mr. Koppes has the right to acquire within 60 days upon the exercise of stock options.

(6)	Includes 7,500 shares of Valeant common stock, which Mr. Kugelman has the right to acquire within 60 days upon the exercise of stock options.

(7)	Includes 406,980 shares of Valeant common stock, which Dr. Lamon has the right to acquire within 60 days upon the exercise of stock options and 5,000 shares held by trust.

(8)	Includes 1,236,450 shares of Valeant common stock, which Mr. O’Leary has the right to acquire within 60 days upon the exercise of stock options, 18,000 shares held by trust and 1,000 shares held by his daughter.

(9)	Includes 1,093,500 shares of Valeant common stock, which Mr. Tyson has the right to acquire within 60 days upon the exercise of stock options.

(10)	Includes 216,250 shares of Valeant common stock, which Mr. Wheeler has the right to acquire within 60 days upon the exercise of stock options.

(11)	Includes 3,925,776 shares of Valeant common stock, which Directors and executive officers of the Company as a group (14 persons) have the right to acquire within 60 days upon the exercise of stock options.

(12)	Based on 92,792,040 shares of Common Stock outstanding on March 31, 2006 plus shares beneficially owned by each individual. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before 60 days of the date as of which the information is provided are deemed outstanding for the purpose of calculating the number and percentage owned by such person (or group), but not deemed outstanding for the purpose of calculating the percentage owned by each other person (or group) listed. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on March 31, 2006.
SECTION 16(a) REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such executive officers, directors and stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
      To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during fiscal year 2005, all filing requirements applicable to its executive officers, directors and ten percent beneficial owners were timely satisfied, except that Messrs. Burkhardt, Ingram, Koppes, Kugelman, Melas-Kyriazi and Thurman (who was on our Board in 2005) and Ms. Ullian each filed one late Form 4 covering dividend equivalent shares accrued on restricted stock units. In addition, Mr. Ingram and Ms. Ullian each filed a late Form 4 covering restricted stock units received in lieu of cash for Board fees.

EXECUTIVE COMPENSATION AND RELATED MATTERS
SUMMARY COMPENSATION TABLE
      The following table sets forth the annual and long-term compensation awarded to or paid to (i) the person serving as Chief Executive Officer of the Company during 2005 and (ii) its other four most highly paid executive officers of the Company who were serving as executive officers at December 31, 2005 (together, the “Named Executive Officers”) for services rendered to the Company in all capacities during the years ended December 31, 2005, 2004 and 2003.

							Long-term
							Compensation
		Annual Compensation
							Restricted		Securities
					Other Annual		Stock		Underlying	All Other
		Salary	Bonus		Compensation		Awards		Options	Compensation
Name and Principal Position	Year	($)	($)(1)		($)(2)		($)		(#)(3)	($)

Timothy C. Tyson	2005	755,000	1,000,000		94,961	(4)	531,600	(5)	360,000	12,613	(6)
President and	2004	621,000	603,325		76,132	(7)	—		400,000	8,958	(8)
Chief Executive Officer	2003	600,000	1,101,500	(9)	89,063	(10)	—		487,000	29,527	(11)
Bary G. Bailey	2005	429,785	472,763		46,100	(12)	177,200	(13)	120,000	12,690	(14)
Executive Vice President	2004	415,000	374,138		46,100	(15)	—		140,000	12,490	(16)
and Chief Financial Officer	2003	400,000	610,564	(17)	31,415	(18)	—		305,461	16,854	(19)
Kim D. Lamon	2005	453,604	544,705		59,100	(20)	177,200	(13)	90,000	16,148	(21)
President and	2004	438,000	567,648		109,880	(22)	—		85,000	15,840	(23)
Chief Scientific Officer	2003	400,912	935,000	(24)	67,847	(25)	—		552,055	25,471	(26)
Wesley P. Wheeler	2005	404,625	391,058		36,100	(27)	177,200	(13)	90,000	12,871	(28)
President,	2004	390,000	592,024		36,238	(29)	—		75,000	12,156	(30)
North America	2003	362,260	630,195	(31)	198,022	(32)	—		324,000	18,267	(33)
Charles J. Bramlage	2005	383,875	300,906	(34)	36,100	(35)	177,200	(13)	90,000	12,230	(36)
President,	2004	370,000	150,000		57,094	(37)	—		70,000	11,748	(38)
European Operations	2003	140,538	240,000	(39)	20,854	(40)	—		175,000	1,041	(41)

(1)	Except where otherwise indicated, amounts included in this column are for performance bonuses earned with respect to the applicable year, but paid in the following year.

(2)	These numbers include the cost to the Company of providing perquisites and other personal benefits. As permitted by existing SEC rules and as described in the proposed SEC rules, unless the aggregate value of perquisites and personal benefits is less than $10,000, amounts are shown with respect to certain perquisites or personal benefits where such amounts are valued at the greater of $25,000 or 10% of total perquisites and other personal benefits.

(3)	Includes grants of options to purchase shares of Common Stock granted under the Company’s 2003 Equity Incentive Plan (the “2003 Plan”), which is an amendment and restatement of its Amended and Restated 1998 Stock Option Plan.

(4)	Includes the following perquisites: spouse travel benefits ($43,154); automobile allowance ($22,493); legal expenses ($13,374); executive medical reimbursement allowance ($10,000); tax preparation expenses; and annual physical.

(5)	Mr. Tyson held 30,000 restricted stock units with an aggregate value of $542,400 as of December 31, 2005. Fifty percent of the shares of restricted stock units vest on the third anniversary of the date of grant, 25% of the shares vest of the fourth anniversary of the date of grant and 25% of the shares vest on the fifth anniversary of the date of grant, provided that Mr. Tyson remains employed with the Company until the respective vesting dates. Dividend equivalent rights will be paid every quarter, if applicable.

(6)	Consisted of the following: group term life insurance ($4,710); whole life insurance ($2,088); executive life insurance ($2,040); and 401(k) match ($3,775).

(7)	Includes the following perquisites: spouse travel benefits ($32,864); automobile allowance ($22,493); executive medical reimbursement allowance ($10,000); tax preparation expenses ($9,675); and annual physical.

(8)	Consisted of the following: group term life insurance ($4,710); whole life insurance ($2,088); and executive life insurance ($2,160).

(9)	Includes $212,500 which was paid to Mr. Tyson in connection with his employment agreement.

(10)	Includes the following perquisites: automobile allowance ($22,493); relocation expenses ($46,325); executive medical reimbursement allowance ($10,000); tax preparation expense ($9,245); and annual physical.

(11)	Consisted of the following: group term life insurance ($4,710); whole life insurance ($2,088); executive life insurance ($1,188); and vacation pay-out ($21,541).

(12)	Includes the following perquisites: executive allowance ($35,000); executive medical reimbursement allowance ($10,000); and annual physical.

(13)	Messrs. Bailey, Wheeler and Bramlage and Dr. Lamon each held 10,000 restricted stock units with an aggregate value of $180,800 as of December 31, 2005. Fifty percent of the shares of restricted stock units on the third anniversary of the date of grant, 25% of the shares vest of the fourth anniversary of the date of grant and 25% of the shares vest on the fifth anniversary of the date of grant, provided that the officers remain employed with the Company until their respective vesting dates. Dividend equivalent rights will be paid every quarter, if applicable.

(14)	Consisted of the following: group term life insurance ($3,030); whole life insurance ($1,320); executive life insurance ($2,040); and 401(k) match ($6,300).

(15)	Includes the following perquisites: executive allowance ($35,000); executive medical reimbursement allowance ($10,000); and annual physical.

(16)	Consisted of the following: group term life insurance ($2,860); whole life insurance ($1,320); executive life insurance ($2,160); and 401(k) match ($6,150).

(17)	Includes $15,564 bonus which was paid to Mr. Bailey in connection with the sale of the Company’s Russian subsidiaries.

(18)	Includes the following perquisites: executive allowance ($20,417); executive medical reimbursement allowance ($10,000); and annual physical.

(19)	Consisted of the following: group term life insurance ($2,790); whole life insurance ($1,080); executive life insurance ($1,188); and vacation pay-out ($11,796).

(20)	Includes the following perquisites: executive allowance ($25,000); spouse travel benefits ($23,000); executive medical reimbursement allowance ($10,000); and annual physical.

(21)	Consisted of the following: group term life insurance ($5,212); whole life insurance ($2,596); executive life insurance ($2,040); and 401(k) match ($6,300).

(22)	Includes the following perquisites: executive allowance ($25,000); spouse travel benefits ($31,333); housing expense ($42,447); executive medical reimbursement allowance; and annual physical.

(23)	Consisted of the following: group term life insurance ($4,986); whole life insurance ($2,544); executive life insurance ($2,160); and 401(k) match ($6,150).

(24)	Includes $400,000 which was paid to Dr. Lamon in connection with the commencement of his employment with the Company.

(25)	Includes the following perquisites: relocation expenses ($50,596); executive medical reimbursement allowance ($10,000); executive allowance ($6,250); and annual physical.

(26)	Consisted of the following: group term life insurance ($1,232); whole life insurance ($576); executive life insurance ($990); and vacation pay-out ($22,673).

(27)	Includes the following perquisites: executive allowance ($25,000); executive medical reimbursement allowance ($10,000); and annual physical.

(28)	Consisted of the following: group term life insurance ($3,270); whole life insurance ($1,560); executive life insurance ($2,040); and 401(k) match ($6,001).

(29)	Includes the following perquisites: executive allowance ($25,000); executive medical reimbursement allowance ($10,000); annual physical; and other insurance.

(30)	Consisted of the following: group term life insurance ($3,100); whole life insurance ($1,410); executive life insurance ($2,040); and 401(k) match ($5,606).

(31)	Includes $229,835 which was paid to Mr. Wheeler in connection with the commencement of his employment with the Company.

(32)	Includes the following perquisites: relocation expenses ($172,439); executive allowance ($14,583); executive medical reimbursement allowance; and annual physical.

(33)	Consisted of the following: group term life insurance ($2,525); whole life insurance ($990); executive life insurance ($1,530); and vacation pay-out ($13,222).

(34)	Includes $77,821 which was paid to Mr. Bramlage in connection with market restructuring implementation.

(35)	Includes the following perquisites: executive allowance ($25,000); executive medical reimbursement allowance ($10,000); and annual physical.

(36)	Consisted of the following: group term life insurance ($2,790); whole life insurance ($1,100); executive life insurance ($2,040); and 401(k) match ($6,300).

(37)	Includes the following perquisites: executive allowance ($25,000); relocation expenses ($20,994); executive medical reimbursement allowance ($10,000); and annual physical.

(38)	Consisted of the following: group term life insurance ($2,148); whole life insurance ($1,410); executive life insurance ($2,040); and 401(k) match ($6,150).

(39)	Includes $120,000 which was paid to Mr. Bramlage in connection with the commencement of his employment with the Company.

(40)	Includes the following perquisites: executive allowance ($9,754); executive medical reimbursement allowance ($10,000); and annual physical.

(41)	Consisted of the following: group term life insurance ($531) and executive life insurance ($510).
OPTION GRANT INFORMATION
      The following table sets forth information with respect to options to purchase shares of Common Stock granted to the Named Executive Officers in 2005.
Option Grants In Last Fiscal Year

	Number of	Percent of
	Securities	Total Options	Exercise		Grant Date
	Underlying	Granted to	Price	Expiration	Present
Name	Options(1)	Employees(2)	($/Share)	Date	Value($)(3)

Timothy C. Tyson	360,000	16.5%	17.72	11/1/15	2,028,060
Bary G. Bailey	120,000	5.5%	17.72	11/1/15	676,020
Kim D. Lamon	90,000	4.1%	17.72	11/1/15	507,015
Wesley P. Wheeler	90,000	4.1%	17.72	11/1/15	507,015
Charles J. Bramlage	90,000	4.1%	17.72	11/1/15	507,015

(1)	All options were granted under the 2003 Plan, and have ten-year terms. The options granted to the executive officers vest and become exercisable in four equal installments beginning one year following the date of grant, and on each of the next succeeding three anniversary dates of the grant date. All options were granted with an exercise price equal to the fair market value of the underlying shares on the date of grant. Under the 2003 Plan, unvested options accelerate upon a change in control.

(2)	Options to purchase a total of 2,188,000 shares were granted to employees, including the Named Executive Officers (but excluding non-employee directors), during 2005.

(3)	Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options using the following assumptions: expected volatility (38%), risk-free interest rate (4.35%), dividend per share ($0.31) and weighted-average life (4.1 years). The actual value, if any, an executive may realize will depend on the excess of the stock price on the date the option is exercised over the exercise price. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model.
Aggregated Option Exercises
In 2005 and December 31, 2005 Option Values(1)
      The following table sets forth information regarding (i) stock option exercises by the Named Executive Officers during 2005 and (ii) unexercised stock options held by the Named Executive Officers at December 31, 2005.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares	Value	at December 31, 2005(#)		at December 31, 2005($)(1)
	Acquired on	Realized
Name	Exercise(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Timothy C. Tyson	—	—	1,093,500	1,153,500	7,245,000	2,544,600
Bary G. Bailey	—	—	487,731	477,730	2,408,655	991,850
Kim D. Lamon	—	—	305,716	432,589	1,404,442	1,391,659
Wesley P. Wheeler	2,000	17,460	178,750	308,250	531,440	578,400
Charles J. Bramlage	—	—	105,000	230,000	193,125	225,525

(1)	Based upon the fair market value of the shares of Common Stock on December 30, 2005 ($18.08, which was the NYSE closing price for the Company’s Common Stock on December 30, 2005), less the exercise price per share.
COMPENSATION OF DIRECTORS
      Members of the Board of Directors, other than employees, were paid an annual fee of $30,000 in 2005, payable quarterly, plus a fee of $1,500 for each Board meeting and committee meeting attended, except the Company’s Finance and Audit Committee members, who were paid a fee of $1,750 for each committee meeting attended. Each committee chair received an additional annual fee of $7,500, payable quarterly, except the Company’s Finance and Audit Committee Chair, who received an additional annual fee of $10,000, payable quarterly. Directors are also reimbursed for their out-of-pocket expenses in attending meetings and paid a $1,500 per diem ($750 for four hours or less) for services rendered to the Company in their capacity as directors apart from meetings. The Board of Directors can change the compensation of directors at any time.
      Presently, on the date of each annual meeting (including the Annual Meeting), non-employee directors holding office as director after, and giving effect to, the election at the annual meeting, are granted a number of restricted stock units equal to the lesser of (a) $120,000 divided by the per share fair market value on the date of grant, or (b) the economic value of 25,000 options, assuming a strike price equal to the per share fair market value on the date of grant. The economic value of the 25,000 options is calculated using the Black-Scholes option pricing model. In 2005, the Lead Director received an additional 1,899 restricted stock units as compensation for his added responsibilities as Lead Director.
      The Company and Mr. O’Leary have agreed to the terms pursuant to which Mr. O’Leary will continue to serve as non-executive Chairman of the Board of Directors, effective from January 1, 2006 until the election of the Chairman of the Board of Directors immediately following the annual meeting of stockholders scheduled for May 23, 2006 (the “Initial Term”). The terms of the agreement are also effective for each successive period as to which the Board of Directors of the Company elects Mr. O’Leary as Chairman and Mr. O’Leary agrees to serve as Chairman.

      For the Initial Term, Mr. O’Leary will receive a pro-rated retainer of $12,500 and will be paid meeting and other fees consistent with the fee schedule generally applicable, as adopted from time to time by the Board of Directors of the Company. For any subsequent terms, Mr. O’Leary shall receive the retainer payable to all directors, paid on the schedule generally applicable to directors. In consideration of his service for the Initial Term, the Company granted Mr. O’Leary 5,000 restricted stock units in December 2005 upon the terms and conditions generally applicable to such grants to members of the Board of Directors of the Company. For each subsequent term (each such term beginning upon Mr. O’Leary’s election as Chairman at the Board of Directors meeting immediately following the annual stockholders meeting, as provided in the Bylaws of the Company) as non-executive Chairman, the Company has agreed to grant Mr. O’Leary a number of restricted stock units equal in value to $240,000, upon the terms and conditions generally applicable to such grants to members of the Board of Directors of the Company.
      The Company has agreed that, for as long as Mr. O’Leary provides services to the Company whether as an employee, non-employee director, or consultant, to the extent provided in the applicable stock plans and stock option agreements, stock options currently held by him shall continue to vest in accordance with the existing stock option agreement terms and conditions.
      The Company also agreed to continue the provisions from Mr. O’Leary’s previous arrangements relating to the “gross up” payments to address the excise tax imposed by Section 4999 of the Code and/or any interest or penalties with respect to such excise tax.
      Mr. Tyson received compensation in 2005 only in his capacity as President and Chief Executive Officer of the Company. See “Summary Compensation Table.”
      Except for the 5,000 restricted stock units described above, Mr. O’Leary received compensation in 2005 only in his capacity as executive Chairman of the Company and not as a director.
CERTAIN EMPLOYMENT AGREEMENTS
President and Chief Executive Officer Agreement
      The Company entered into an Executive Employment Agreement with Mr. Tyson on October 24, 2002, and an Amended and Restated Executive Employment Agreement with Mr. Tyson on March 21, 2005 and effective as of January 1, 2005 (Mr. Tyson’s agreement, as amended and restated, is referred to herein as the “Tyson Employment Agreement”). Mr. Tyson’s agreement, pursuant to which he serves as President and Chief Executive Officer, currently extends to December 31, 2006 and thereafter automatically extends for successive one-year terms unless either party elects not to extend it.
      Under the Tyson Employment Agreement, Mr. Tyson receives an annual base salary of $755,000 and is eligible to receive a bonus at the discretion of the Board of Directors or the Compensation Committee. The agreement provides that the Company annually will consider granting Mr. Tyson options, restricted stock or other equity grants to purchase shares of Company common stock, as determined by the Compensation Committee, and also provided for a grant in 2004 of an option to purchase 400,000 shares of Company common stock.
      The Tyson Employment Agreement provides that Mr. Tyson’s employment may be terminated by the Company upon his death or disability, or with or without cause, or by Mr. Tyson with or without good reason (as defined in the agreement). Upon termination by reason of death or disability, by the Company for cause, or by Mr. Tyson without good reason, Mr. Tyson receives all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. Tyson is entitled to a prorated portion of his annual bonus, health and medical coverage for two years, and immediate vesting of all outstanding awards, options and stock appreciation rights (which remain exercisable for up to two years). Upon termination of Mr. Tyson’s employment by the Company without cause, or by Mr. Tyson for good reason, Mr. Tyson is entitled to the same benefits he would receive upon termination for death or disability, plus, subject to his not engaging in certain “prohibited activities,” a severance payment equal to two times his base salary and average annual bonus and incentive compensation. If such termination occurs within twelve months following or in contemplation of a change in control, such severance payment is equal to three times his base salary and bonus, and Mr. Tyson is also entitled to employee benefits for twenty-four months and a cash payment equal to the excess of the actuarial equivalent of his aggregate retirement benefits had he remained employed by the Company for an additional two years over the actuarial equivalent of his actual retirement benefit. In each case, the executive is under no obligation to mitigate amounts payable under his agreement.
      For purposes of the Tyson Employment Agreement, a “change in control” generally means the occurrence of any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of the Company’s outstanding voting securities, other than an acquisition (i) directly from the Company, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition;

•	the individuals serving on the board of directors of the Company as of the date of the Tyson Employment Agreement and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by the affirmative vote of at least a majority of the directors then still in office who either were directors on the date of the Tyson Employment Agreement or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the board of directors;

•	the closing of a merger or consolidation involving the Company if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before the merger of consolidation; or

•	the closing of a complete liquidation or dissolution of the Company, or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.
      Mr. Tyson’s agreement provides for certain “gross-up” payments if he is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code (or related interest and penalties) with respect to payments and benefits under his agreement or otherwise.
Chief Financial Officer Agreement
      The Company entered into an Executive Employment Agreement with Mr. Bailey on October 22, 2002 (the “Bailey Employment Agreement”). Mr. Bailey’s agreement, pursuant to which he serves as the Chief Financial Officer, has an initial term of two years and thereafter automatically extends for successive one-year terms unless either party elects not to extend it.
      Under his agreement, Mr. Bailey received an initial annual base salary of $400,000, which salary is subject to increase from time to time as determined by the Board of Directors, and is eligible to receive a bonus of 80% to 160% of base salary.
      The Bailey Employment Agreement provides that Mr. Bailey’s employment may be terminated by the Company upon his death or disability, or with or without cause, or by Mr. Bailey with or without good reason (as defined in the agreement). Upon termination by reason of death or disability, by the Company for cause, or by Mr. Bailey without good reason, Mr. Bailey receives all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. Bailey is also entitled to a prorated portion of his annual bonus. Upon termination of Mr. Bailey’s employment by the Company without cause, or by Mr. Bailey for good reason, or if the Company decides not to extend the term of his agreement, Mr. Bailey is entitled to accrued compensation, plus, subject to his not engaging in certain “prohibited activities” for one year, an additional payment equal to the sum of (a) base salary for the greater of one year or the number of months remaining in the initial term of his agreement and (b) average annual bonus. If such termination occurs within twelve months after a change in control, such payment is based on three times salary and bonus, and Mr. Bailey is also entitled to (i) certain employee benefits for up to twenty-four months, (ii) immediate vesting of all outstanding awards, options and stock appreciation rights, and (iii) a cash payment equal to the excess of the actuarial equivalent of his aggregate retirement benefits had he remained employed by the Company for an additional two years over the actuarial equivalent of his actual retirement benefit.
      For purposes of the Bailey Employment Agreement, a “change in control” generally means the occurrence of any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of the Company’s outstanding voting securities, other than an acquisition (i) directly from the Company, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition;

•	the individuals serving on the board of directors of the Company as of October 22, 2002 and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by the affirmative vote of at least two-thirds of the directors then still in office who either were directors on October 22, 2002 or whose election or nomination for election was previously so approved, cease for any reason to constitute at least two-thirds of the board of directors;

•	the approval by the stockholders of Company of a merger or consolidation involving the Company if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 70% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before the merger of consolidation; or

•	the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.
      Mr. Bailey’s agreement provides that payments and benefits under his agreement and all other related arrangements will not exceed the maximum amount that may be paid to him without triggering “golden parachute” penalties under Section 280G of the Internal Revenue Code of 1986, but only if this would increase the net amount he would realize after payment of income and excise taxes.
Executive Officer Agreements
      The Company has entered into an employment agreement with Dr. Lamon and severance agreements with Messrs. Wheeler and Bramlage.

Lamon Employment Agreement
      On February 21, 2003, Ribapharm Inc. (“Ribapharm”) entered into an Executive Employment Agreement with Kim D. Lamon, M.D., Ph.D., regarding his services as President and Chief Executive Officer of Ribapharm Inc. (the “Lamon Agreement”). Following the merger of Ribapharm into the Company, the Lamon Agreement became effective between the Company and Dr. Lamon, and the Ribapharm options he had received in connection with the Lamon Agreement were converted into Company options. The Lamon Agreement has a term of two years from its initial effective date of January 23, 2003, and shall be automatically extended for one-year periods unless either party, no later than 90 days prior to a scheduled expiration date, notifies the other that the term shall not be extended.
      The Lamon Agreement provides for a base salary of $425,000 per year, subject to increase by the Board of Directors. Dr. Lamon also is eligible to receive a bonus of from 80% to 160% of his base salary, with a minimum cash bonus of $340,000 for fiscal year 2003 (the “Guaranteed Bonus”). The agreement also provides for grants of options to purchase an aggregate of 1,000,000 shares of Ribapharm common stock, which, following the merger of Ribapharm into the Company, were converted into options to purchase 405,055 shares of Company common stock under the Company’s option plan. Twenty-five percent of the options vest each year, and they will continue to vest so long as Dr. Lamon continues to provide services as an employee or a director to the Company, an affiliate of the Company or a successor to the Company. Dr. Lamon may receive additional options at the discretion of the Compensation Committee.
      The Lamon Agreement provides that Dr. Lamon’s employment may be terminated by the Company upon his disability, or with or without cause, or by Dr. Lamon with or without good reason (as defined in the agreement). Upon termination by reason of death or disability, by the Company for cause, or by Dr. Lamon without good reason, Dr. Lamon will receive all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Dr. Lamon or his heirs will, in addition, be entitled to a prorated portion of his annual bonus. If Dr. Lamon’s employment is terminated by the Company without cause, or by Dr. Lamon with good reason, and Dr. Lamon agrees not to engage in certain activities that might compete with the Company for a period of one year after termination (the “Prohibited Activities”), he will receive a payment equal to two years’ base salary and two years’ Guaranteed Bonus. If the Company or Dr. Lamon fail to renew the Lamon Agreement, and Dr. Lamon agrees not to engage in Prohibited Activities for a period of one year following the non-renewal, Dr. Lamon will receive the same payments he would receive after a termination by the Company without cause or by him with good reason.
      Under the Lamon Agreement, a “change in control” generally means any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of the Company’s outstanding voting securities, other than an acquisition (i) directly from the Company, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition;

•	the individuals serving on the board of directors of the Company as of October 2, 2003, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by the affirmative vote of at least two-thirds of the directors then still in office who either were directors on October 2, 2003 or whose election or nomination for election was previously so approved, cease for any reason to constitute at least two-thirds of the board of directors;

•	the approval by the stockholders of the Company of a merger or consolidation involving the Company if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 70% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before the merger of consolidation;

•	the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

•	liquidation or dissolution of the Company.

      If during the period beginning six months prior to a change in control and ending twenty-four months after a change in control Dr. Lamon is terminated by the Company without cause, or terminates his employment with good reason, and he agrees not to engage in Prohibited Activities for a period of one year following termination, he will be entitled to the following additional rights: a payment equal to three times his annual base salary; a continuation of life insurance, medical, dental and hospitalization benefits for himself and his family for 24 months (or if lesser, for the number of months until Dr. Lamon’s 65th birthday), immediate vesting of all outstanding options and awards granted to Dr. Lamon by the Company, and if the Company has established a supplemental and excess retirement plan, Dr. Lamon will be entitled to the benefits he would receive if he had remained employed for 24 months, or until his 65th birthday (whichever is sooner).
      Dr. Lamon’s agreement provides for certain “gross-up” payments if he is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code (or related interest and penalties) with respect to payments and benefits under his agreement or otherwise.

Bramlage and Wheeler Severance Agreements
      On June 16, 2005, the Company entered into Executive Severance Agreements (each “Executive Severance Agreement”) with each of Charles Bramlage, President, European Operations, and Wesley Wheeler, President, North America (each an “Executive”). Each Executive Severance Agreement expires on December 31, 2010 unless sooner terminated following a change in control, and shall automatically be extended for successive one-year periods unless no later than six months prior to a scheduled expiration date the Company notifies the Executive that the agreement will not be extended.
      Under each Executive Severance Agreement, upon termination by reason of death or disability, by the Company for cause, or by the Executive without good reason, the Executive will receive all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, the Executive, or his heirs will, in addition, be entitled to a prorated portion of his annual bonus. The Executive or his heirs will be entitled to other compensation or benefits in accordance with the Company’s benefit plans and other applicable programs and practices then in effect.
      If the Executive’s employment is terminated by the Company without cause, or by the Executive with good reason, and the Executive agrees to not to engage in certain activities that might compete with the Company for a period of one year after termination, he will receive a payment equal to the sum of: (a) any accrued and unpaid salary, (b) any unpaid annual bonus payable for the most recently completed year, (c) the Executive’s annual base salary then in effect and (d) the lesser of the average of annual incentive program bonuses paid to the Executive for the five prior years (or such shorter period if the Executive has not been eligible to participate in the annual incentive program) or the Executive’s target bonus at such time. If the Executive is terminated by the Company, other than for cause, disability or death, or by the Executive for good reason, the Company will also pay up to an aggregate of $20,000 for outplacement services.
      Under each Executive Severance Agreement, a “change in control” generally means any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of the Company’s outstanding voting securities, other than an acquisition (i) directly from the Company, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition;

•	the individuals serving on the board of directors of the Company as of the date of each Executive Severance Agreement, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by the affirmative vote of at least two-thirds of the directors then still in office who either were directors on the date of each Executive Severance Agreement or whose election or nomination for election was previously so approved, cease for any reason to constitute at least two-thirds of the board of directors;

•	the approval by the stockholders of the Company of a merger or consolidation involving the Company if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 70% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before the merger of consolidation; or

•	the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

      If in contemplation of or within twelve months after a change in control, the Executive is terminated by the Company without cause, or terminates his employment with good reason, and he agrees not to engage in prohibited activities for a period of one year following termination, he will be entitled to a payment equal to two times the sum of (a) his annual base salary plus (b) the higher of average of annual incentive program bonuses paid to the Executive for the five prior years (or such shorter period if the Executive has not been eligible to participate in the annual incentive program) or the Executive’s target bonus at the time of the change in control. In addition, for one year after such termination following a change in control or such longer period as may be provided by the terms of the appropriate benefit plans, the Company shall provide the Executive and his family with medical, dental and life insurance benefits at least equal to those which would have been provided had the Executive not been terminated, in accordance with the applicable benefit plans in effect on the change in control measurement date or, if more favorable, in effect generally at any time after the change in control measurement date with respect to other peer executives of the Company and its affiliated companies. All outstanding options to purchase shares of Common Stock, each outstanding restricted stock award and any other unvested equity compensation right shall be fully vested or exercisable and each such share or equity interest shall no longer be subject to a right of repurchase by the Company.
      Each Executive Severance Agreement provides that payments and benefits under the agreement and all other related arrangements will not exceed the maximum amount that may be paid to the Executive without triggering “excess parachute payment” penalties under Section 280G of the Internal Revenue Code of 1986, but only if this would increase the net amount he would realize after payment of income and excise taxes.
COMMITTEE REPORTS
COMPENSATION COMMITTEE REPORT
      The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Oversight
      The Compensation Committee reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives, considers and recommends to the Board of Directors the compensation level to be paid to the Chief Executive Officer and, upon recommendation of the Chief Executive Officer, reviews and approves the compensation levels for all other executive officers. The Compensation Committee also makes recommendations to the Board of Directors with respect to the Company’s incentive compensation and equity-based plans and overall compensation policies in conjunction with management. Additionally, it administers and grants options and awards under the Company’s various equity incentive plans, specifically approving annual grants with respect to executive officers, and approving annual aggregate grants to others, as well as reviews and oversees the annual succession planning assessment and performs such duties as the Board of Directors may from time to time request.
      Each of the four Directors who serve as a Compensation Committee member meets the independence requirements specified by the NYSE and the Company’s corporate governance guidelines.

Compensation Philosophy
      The Compensation Committee believes compensation policies and practices should be consistent with the Company’s business objectives and the creation of long-term stockholder value. Executive compensation is designed to reinforce the Company’s broader strategic goals and financial objectives. It is based on performance and factors specifically relevant to the Company, at a level competitive with the market and in a manner that will attract and retain strong talent. Compensation of executive officers and other key employees is comprised of three principal elements: (i) base salary, (ii) annual bonus and (iii) equity awards. In the aggregate, the compensation philosophy is to be competitive in base salary and benefits and provide opportunities for above-competitive pay when specific stretch goals are exceeded and there are incremental improvements in stockholder value. The Company’s compensation philosophy for the senior executives is to maintain a significant portion of total compensation in the form of incentives. The Compensation Committee engages an independent compensation consulting advisor in connection with its regular evaluation of the Company’s executive compensation program to ensure the compensation philosophy and compensation levels support the Company’s goals and objectives.

Base Salary
      Compensation programs are linked directly with desired performance and accountability. Salary levels are aligned to be consistent with data of companies comparable in size and performance in the pharmaceutical and biotechnology industries. The companies used for comparison in the survey data include, but are not limited to, some of those in the performance graph. The Company’s salary levels for executives are generally in the median range of compensation paid for similar positions in comparable companies. However, where the median of the market does not adequately reflect the scope of an individual’s roles, the Company may target pay above the median. Salary grades levels are updated to reflect changes in the marketplace. The salary of an executive generally reflects individual performance, level of responsibility, tenure, value of the position, internal relative pay and the competitive marketplace. Base salaries are reviewed on an annual basis by one or more supervisory managers and the Compensation Committee and are reviewed within the context of the executive’s total compensation package. To determine the base salary level of an executive, the Board of Directors adopts an annual budget and financial plan, which incorporates the goals and objectives to be achieved by the Company and its specific operating units. The goals focus on growth in revenues and growth in EBITDA or net income. Each executive is responsible for the performance of his or her unit in relation to the plan. Specific goals and objectives for each executive are reviewed by the executive and his or her supervisor. In reviewing the annual performance, which will determine the executive’s base salary, the supervisor assesses a grade based on established and benchmarked responsibilities. This assessment is used to determine base salary for the following year. Base salary, annual bonus and long-term incentive comprise the overall total compensation package for the executive management of the Company.
      The initial salaries for Messrs. Tyson and Bailey are set forth in their respective employment agreements, each of which was approved by the Compensation Committee. Messrs. Tyson’s and Bailey’s agreements provide for base salaries to be reviewed by the Board of Directors at least annually, and increased (but not decreased) at the Board’s discretion. Mr. Tyson’s agreement provided for his salary to be increased in connection with his appointment as Chief Executive Officer on January 1, 2005.

Bonus Plan
      The incentive bonus plan is intended to provide a means of providing an incentive to key employees to accomplish agreed upon goals. The goals are in two categories: (1) financial objectives and (2) strategic initiatives. There is a pre-determined weighting of financial goals and strategic initiatives for each participant in the plan, with those executives having the greatest direct influence on financial objectives having their total potential bonus most heavily weighted on financial objectives. The specific financial objective measured, as well as the goal set, reflect the participant’s core functions. Strategic initiatives are developed in consultation with the employee’s managers to address key projects which will contribute to the efficiency and/or effectiveness of the Company as well as accomplishment of key product development milestones that are expected to lead to growth in long-term stockholder value.
      The Compensation Committee reviews and approves minimum, target and maximum goals for the executive officers under the executive incentive plan. Incentive compensation payments are tied to the degree to which these goals are achieved, as determined by the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer and determines his award. The Compensation Committee also reviews the design of the annual incentive program each year to ensure it is consistent with the Company’s compensation philosophy, strategic and business goals, and to ensure alignment with pay and performance.
      Bonus opportunities are reviewed each year and are set on the basis of competitive practices. The target bonus award opportunities for the senior executives range from 55% of base salary up to 100% of base salary, depending on their position. If target goals are exceeded, an executive may earn up to 200% of his or her target bonus level. If minimum financial goals are not achieved, senior executives are not entitled to the financial metrics component of the bonus and any potential bonus payment would be limited to achievement of predetermined and approved strategic initiatives. In addition, the payout at minimum goal is only 10% of the executive’s target bonus level, providing significant leverage and emphasis on performance.
      Bonus levels for Messrs. Tyson and Bailey are set forth in their respective employment agreements. Messrs. Tyson and Bailey are eligible to receive a target cash bonus of 100% and 80% of base salary, respectively, and have the opportunity to receive up to a maximum of 200% of the respective target bonus, based on performance by the executive and the Company and within the discretion of the Board.
      Certain officers and employees of the Company received bonuses during 2005 and 2006 for services performed during 2004 and 2005, respectively. The Compensation Committee considered and approved these bonuses, which were all based on the degree of achievement of the target goals established at the beginning of the applicable performance year.

Equity Programs
      The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company’s on-going success. This stake focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees’ interests with the long-term interests of stockholders. Accordingly, the Company’s 2003 Equity Incentive Plan (the “2003 Plan”), provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, phantom stock and stock bonuses (collectively “awards”) to key employees, officers, directors, consultants and advisors of the Company. Options granted under the 2003 Plan must have an exercise price that is not less than 85% of the fair market value of the common stock on the date of grant and a term not exceeding 10 years. To date, the Compensation Committee has approved only grants having an exercise price of 100% of the fair market value of the common stock on the date of the grant. Under the 2003 Plan, 500,000 shares may be issued as phantom stock awards or restricted stock awards. The size of an equity grant to any executive is generally tied to level of responsibility, position, salary, individual performance, internal equity alignment, number of shares previously granted, company financial performance and competitive practices. None of these factors are specifically weighted. No grant to an executive is automatic. In addition, the Compensation Committee considers the Company’s average three-year run-rate to determine the size of the equity pool for grants to all employees. Management recommends to the Compensation Committee those executives to whom equity grants should be made and the number of shares to be granted to them. The Compensation Committee determines the awards for the Chief Executive

Officer. To encourage executives to remain in the employ of the Company, options generally vest and become exercisable in four annual installments of 25% on the anniversaries of the date of grant. In 2005, the Compensation Committee also chose to include restricted stock units as part of the equity grants for the top seven officers in the Company (which includes the chief executive officer as discussed under “Chief Executive Officer Compensation”). The Compensation Committee is currently considering the use of other forms of long-term incentives for future grants. The voting results on the proposal put forth to stockholders for the new equity plan will be considered by the Compensation Committee in determining the appropriate mix and types of long-term incentives. The Compensation Committee’s policy is to make grants at the same time every year.
      The Company’s 2003 Employee Stock Purchase Plan (the “Purchase Plan”) is a tax-effective means of providing the Company’s employees with an opportunity to purchase the Company’s stock at a discount. As a broad-based plan, the Purchase Plan is intended to expand the opportunity for ownership of the Company’s stock beyond the key employees who typically will receive grants under the 2003 Plan. Participation is limited to those employees who are not eligible to participate in the 2003 Plan. There are 7,000,000 shares of common stock reserved for issuance under the Purchase Plan, plus an annual increase on the first day of the Company’s fiscal year for a period of ten years, which commenced on January 1, 2005 and ends on January 1, 2015, equal to the lesser of (i) 1.5% of the shares of common stock outstanding on each calculation date, (ii) 1,500,000 shares of common stock, or (iii) a number of shares that may be determined by the Compensation Committee. The Compensation Committee supports this Plan and its objectives and feels it is important to the culture of the organization, but will continue to review it in light of new Financial Accounting Standards 123R rules.

Retirement Savings Plan
      The Company also has a Retirement Savings Plan. The Retirement Savings Plan is a 401(k) defined contribution plan. The Retirement Savings Plan provides eligible employees the opportunity to defer between one percent and fifty percent of pay subject to the IRS annual caps. The maximum contribution for 2005 was $14,000; employees over the age of 50 were permitted to contribute an additional $4,000. The Company will match fifty percent of the first six percent of pay a participant contributes to the plan through salary deferral. Participants are always one hundred percent vested in the contributions they choose to defer. The matching contributions made by the Company vest according to a five-year graded vesting schedule. Loan and financial hardship withdrawals are available under the Retirement Savings Plan. Benefits may be paid to a participant at retirement, termination of employment, age 59 1/2 and still working, death or disability. The Company does not have a defined benefit program and does not have any supplemental retirement plans for its executive officers.

Other Plans
      The Company has an Executive Allowance program, which provides a taxable annual allowance to the executive. The amount is paid over the course of the year and is based on their job seniority. This annual allowance benefit is effective immediately upon hire and may be used by the executive for optional services such as auto lease, financial planning, supplemental life insurance and health fitness membership.
      The Company also has an Executive Health Plan, which waives the monthly payroll contribution for benefits for the executive and provides them with an annual executive medical reimbursement program of $10,000 annually of reimbursements for amounts not covered by carriers. A comprehensive physical is also provided through the University of California at Irvine Corporate Health Services Center.
      As described previously, the Company uses change-in-control agreements for its senior management team to be competitive and ensure stockholder and executive interests are protected in the event of a change in control. During 2005, the Committee reviewed the design elements and estimated costs of these agreements and found them to be reasonable relative to prevailing competitive practices.

Competitive Assessment
      The Company operates in a highly competitive industry environment. The Compensation Committee conducts an annual review of the Company’s executive total compensation program with the assistance of its independent external executive compensation consultant. During 2005, the Compensation Committee conducted comprehensive analysis for each of the most senior executives, covering each pay component and the aggregate value of the pay components for each executive including base salary, bonus, equity, the dollar cost to the Company of all benefits (including, but not restricted to deferred compensation, health care and retirement) and perquisites to which they are entitled. These analyses also included the accumulated realized and unrealized value of stock options and restricted stock grants.
      During 2005, the Compensation Committee also conducted a review of the competitiveness of the Company’s key compensation elements (salary, annual bonus and long-term incentives) as compared with competitive groups used for compensation purposes. The competitive groups consist of a broad range of pharmaceutical and biotechnology companies, recommended by our external consultant, that are size and industry relevant, and with whom the Company competes for executive talent. A number, but not all, of these companies are included in the line of business index shown on the performance graph. For the top five executive officers, the Company selected a peer group of publicly traded companies with whom it believes it competes for top executive talent.
      Comparative data is unavailable for many of the Company’s direct competitors that may be either privately held foreign corporations or divisions of substantially larger corporations. The Compensation Committee reviewed executive compensation information provided from nationally recognized compensation surveys. Competitive compensation levels were derived using appropriate revenue comparisons to normalize compensation values for benchmark executive positions. For the top five executives, compensation proxy data was also reviewed.
      The Compensation Committee regularly reviews the rebalancing of total compensation elements to align with strategic and operating goals, legislative updates and competitive market practices.

Chief Executive Officer Compensation
      The goal of the Compensation Committee is to grant compensation consistent with the performance of the Chief Executive Officer and consistent with compensation granted to other chief executive officers of companies in the same industry. Mr. Tyson’s compensation is set forth in his employment agreement, which was negotiated by the Compensation Committee and approved by the Board of Directors. The factors used to determine the Chief Executive Officer’s compensation are identical to those of other named executive officers. The Compensation Committee consulted with various independent advisors and reviewed studies provided by an outside compensation consultant.
      The Compensation Committee has determined that in 2005 Mr. Tyson’s leadership delivered strong financial performance enabling the Company to outperform market expectations and exceeding the targets established for him in the beginning of the year. Additionally, the Compensation Committee considered Mr. Tyson’s role in (a) driving the Company’s significant operational improvements; (b) building a robust operational infrastructure with a broader and higher value business portfolio; (c) continuing to promote a culture of integrity and high ethical standards.
      When Mr. Tyson was first appointed chief executive officer in 2005, the Compensation Committee determined that his salary would be kept below the 50 percentile market level to adjust for the lack of a track record in his new role. Effective January 1, 2006, and in recognition of his performance, Mr. Tyson’s salary was adjusted to $860,000, consistent with pre-established Company standards, which is at the 50%-55% marketplace level. Furthermore, in the first quarter of 2006, he was awarded a cash bonus in the amount of $1,000,000 to recognize his performance for 2005. These amounts were approved by this Compensation Committee and the Board of Directors.
      The Compensation Committee recommended and, on November 1, 2005, Mr. Tyson was awarded 30,000 restricted stock units and was granted options to purchase 360,000 shares of Common Stock with a per share exercise price of $17.72, which represents the fair market value of the Common Stock on the date of grant. These awards were determined by the Compensation Committee based on the Company’s overall performance, Mr. Tyson’s individual performance and the compensation of similarly situated executives at comparable corporations.

Internal Revenue Code Section 162(m)
      Section 162(m) of the Internal Revenue Code (the “Code”), generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1,000,000 in any taxable year to the Chief Executive Officer and any of the four other most highly compensated executive officers who are employed on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified “performance-based compensation,” the material terms of which are disclosed to and approved by the stockholders. The application of Section 162(m) is not expected to have a material impact on the Company. The Compensation Committee believes it is in the Company’s best interest to try to satisfy the requirements of Section 162(m) and has designed a substantial portion of the Company’s executive compensation programs, where it is reasonable, to comply with the statute’s requirements. However, the Compensation Committee also recognizes the need to remain flexible when evaluating the compensation programs to ensure they meet the Company’s strategic and financial objectives and goals. Therefore, the Compensation Committee retains the right to regularly assess the viability of awarding non-deductible compensation when appropriate under the executive compensation program.

Compensation Committee
Lawrence N. Kugelman, Chairman
Edward A. Burkhardt
Robert A. Ingram
Elaine Ullian
EQUITY COMPENSATION PLAN INFORMATION

Number of Securities
Remaining Available for
	Number of Securities		Future Issuance under
	to Be Issued Upon	Weighted-Average	Equity Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column (a))

	(a)	(b)	(c)
Equity Compensation Plans Approved By Stockholders	14,632,000	$17.80	7,218,000	(1)
Equity Compensation Plans Not Approved By Stockholders	—	—	—
Total	14,632,000	$17.80	7,218,000

(1)	Includes 6,705,000 shares of Common Stock from the Company’s 2003 Employee Stock Purchase Plan.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee is composed of Messrs. Kugelman, Burkhardt and Ingram, and Ms. Ullian, each of whom is a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. None of these members is a current or former officer of the Company. There were no compensation committee interlocks with other companies in 2005 within the meaning of the SEC’s proxy rules.

FINANCE AND AUDIT COMMITTEE
      The Report of the Finance and Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
      All the members of the Finance and Audit Committee meet the independence and experience requirements of the New York Stock Exchange listing standards and the Securities and Exchange Commission regulations. The Board has also determined that Mr. Theo Melas-Kyriazi meets the requirements for being the “audit committee financial expert,” as defined by regulations of the SEC.

Report of the Finance and Audit Committee
      The Finance and Audit Committee is delegated by the Board to monitor the integrity of the Company’s financial statements, the independent accounting firm’s qualifications and independence, the performance of the independent accounting firm and the Company’s internal auditors, and the Company’s compliance with legal and regulatory requirements.
      The Finance and Audit Committee engaged PricewaterhouseCoopers LLP as the Company’s independent accounting firm for the year ended December 31, 2005. During 2005 and through the filing of the Company’s Annual Report on Form 10K, the Finance and Audit Committee met with senior members of the Company’s financial management, the Company’s general counsel, the Company’s independent accounting firm and the Company’s Vice President of Audit and Corporate Compliance. Meeting agendas are established by the Finance and Audit Committee’s chairman and senior financial management. At each of its regularly scheduled meetings, the Finance and Audit Committee met privately with both the independent accounting firm and the internal auditors without management present to conduct open and frank discussions regarding matters including financial reporting and internal accounting controls.
      The Finance and Audit Committee reviewed the audit plans and results of the audits performed by the independent accounting firm and the internal auditors. The Finance and Audit Committee also discussed with management, the independent accounting firm, and internal auditors the Company’s significant financial risk exposures and the steps taken by management to monitor and control such exposures, as well as the status and performance of the Company’s compliance programs.
      Management reviewed and discussed the quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q and the audited financial statements presented in the Annual Report on Form 10-K with the Finance and Audit Committee prior to filing such reports with the SEC, including a discussion of the quality of the Company’s accounting principles, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. The Finance and Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. The Finance and Audit Committee also reviewed quarterly earnings announcements in advance of their issuance with management and the independent accounting firm. In its oversight role, the Finance and Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles and an opinion on whether management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2005, is fairly stated, in all material respects.
      The Finance and Audit Committee discussed with PricewaterhouseCoopers LLP the matters required by the Codification of Statements on Auditing Standards (SAS 61 and 90), received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed PricewaterhouseCoopers LLP’s independence with representatives of PricewaterhouseCoopers LLP.

      The Finance and Audit Committee pre-approved the audit and non-audit services performed by the independent accounting firm in order to assure that the provision of such services does not impair the accounting firm’s independence. These services include audit services, audit-related services, tax services and other services. The Finance and Audit Committee has adopted a policy for the pre-approval of services provided by the independent accounting firm. Any proposed services exceeding pre-approved levels were pre-approved by the Finance and Audit Committee.
      In performing all of the above functions, the Finance and Audit Committee acts only in an oversight capacity. In reliance on these reviews and discussions, and the report of the independent accounting firm, the Finance and Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC.

Finance and Audit Committee
Theo Melas-Kyriazi, Chairman
Edward A. Burkhardt
Richard H. Koppes
Lawrence N. Kugelman

PERFORMANCE GRAPH
       The following graph compares Valeant’s cumulative total return on the Common Stock with the cumulative return on the Standard & Poor’s Mid Cap 400 Index (“S&P Mid Cap 400 Index”), and a 10-Stock Custom Composite Index (the “Composite Index”) for the five years ended December 31, 2005. The Composite Index consists of aaiPharma Inc., Allergan, Inc., Biovail Corporation, Forest Laboratories, Inc. — Class A, Gilead Sciences, King Pharmaceuticals, Inc., Medicis Pharmaceutical Corporation, Mylan Laboratories Inc., Shire Pharmaceuticals Group plc and Watson Pharmaceuticals, Inc. The graph assumes an initial investment of $100 on December 31, 2000 and that all dividends were reinvested.
Based on reinvestment of $100 beginning December 31, 2000

	Dec 00	Dec 01	Dec 02	Dec 03	Dec 04	Dec 05

Valeant Pharmaceuticals International	$100	$110	$37	$87	$92	$64
S&P Mid Cap 400 Index	100	98	83	111	128	143
Composite Index (10 Stocks)	100	126	95	152	110	130
CERTAIN TRANSACTIONS
       On October 1, 2002, several former and current directors of the Company, as individuals, as well as the Company, as a nominal defendant, were named as defendants in a stockholders’ derivative complaint filed in Delaware Chancery Court. The complaint sought, among other things, recovery of the bonuses paid to directors and officers in connection with the initial public offering of Ribapharm (the “Ribapharm Bonuses”). The Special Litigation Committee of the Board of Directors determined to proceed with the claims against the named director defendants related to the Ribapharm Bonuses. For further information regarding this legal proceeding, see the Company’s most recent Annual Report on Form 10-K filed with the SEC.
      Director Edward A. Burkhardt has entered into a settlement agreement, as amended, whereby he forfeited his 2003 annual stipend and his restricted stock units in exchange for a release from further liability in the lawsuit. The settlement will not be effective unless approved by the Delaware Chancery Court.
      The Director of Consumer Markets for the Company, Richard Cunningham, is Mr. O’Leary’s son-in-law. As Director of Consumer Markets, Mr. Cunningham earned approximately $214,852 in salary and bonus in 2005. In addition, in 2005 Mr. Cunningham received 4,000 stock options granted at the fair market value at date of grant price of $17.72.

PROPOSAL NO. 2
APPROVAL OF THE COMPANY’S 2006 EQUITY INCENTIVE PLAN
       Our 2006 Equity Incentive Plan (the “2006 Plan”) was adopted by the Board on April 14, 2006, subject to stockholder approval. The 2006 Plan is the successor to and continuation of our 2003 Equity Incentive Plan (the “2003 Plan”). The 2003 Plan was adopted by the Board on April 21, 2003 and was subsequently approved by the stockholders. All outstanding stock awards granted under the 2003 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2003 Plan except that the Board may elect to extend one or more of the features of the 2006 Plan to stock awards granted under the 2003 Plan. The key terms of the 2003 Plan are similar to those of the 2006 Plan, except as otherwise noted below.
      This Proposal No. 2 seeks an increase in the number of shares that may be issued under the 2006 Plan beyond those reserved for issuance under the 2003 Plan by 4,200,000 shares. At April 11, 2006, stock awards covering an aggregate of 14,470,472 shares remained outstanding under the 2003 Plan and its predecessor plans, and approximately 542,000 shares remained available for future grant under the 2003 Plan.
      The approval of the 2006 Plan will allow us to continue to grant stock options and other equity awards at levels determined appropriate by the Board. The 2006 Plan will also provide us with continued flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards, including stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and performance cash awards. Accordingly, the 2006 Plan will allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.
      In this Proposal No. 2, stockholders are requested to approve the 2006 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the adoption of the 2006 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.
      The Board of Directors of the Company recommends that the Stockholders vote FOR the approval of the 2006 Plan.
      The following is a summary of the material features of the 2006 Plan.

General
      The 2006 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other forms of equity compensation (together, “stock awards”), as well as performance cash awards (“performance cash awards” and together with “stock awards”, “awards”). By contrast, the 2003 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, stock appreciation rights, phantom stock awards, stock bonuses and other awards. Incentive stock options granted under the 2006 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2006 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Purpose
      The Board adopted the 2006 Plan to provide a means to secure and retain the services of employees (including officers), directors and consultants eligible to receive awards, to provide incentives for such individuals to exert maximum efforts for our success and the success of our affiliates, and to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of our common stock through the grant of stock awards.

Administration
      The Board administers the 2006 Plan. Subject to the provisions of the 2006 Plan, the Board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which awards will be granted, what type or combination of types of awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the awards.
      The Board has the power to delegate some or all of the administration of the 2006 Plan to a committee or committees. In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. If administration is delegated to a committee, the committee has the authority to delegate certain administrative powers to a subcommittee of one or more members. As used herein with respect to the 2006 Plan, the “Board” refers to any committee the Board appoints or, if applicable, any subcommittee, as well as to the Board itself.

Eligibility
      Incentive stock options may be granted under the 2006 Plan only to our employees (including officers) and employees of our affiliates. Our employees (including officers), consultants and directors and employees (including officers) and consultants of our affiliates are eligible to receive all other types of awards under the 2006 Plan. All of our approximately 3,775 employees, directors and consultants are eligible to participate in the 2006 Plan.
      No incentive stock option may be granted under the 2006 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Valeant or its affiliates, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2006 Plan and any other plans of Valeant and its affiliates) may not exceed $100,000.
      Under the 2006 Plan, no person may be granted options or stock appreciation rights covering more than 1,000,000 shares of common stock during any calendar year (the “Section 162(m) Limitation”).

Stock Subject to the 2006 Plan
      The maximum number of shares of common stock available for future issuance, or the “share reserve,” under the 2006 Plan may not exceed, in the aggregate, the sum of (a) the number of unallocated shares of common stock remaining available for issuance under the 2003 Plan as of May 23, 2006, (b) an additional 4,200,000 shares and (c) the number of shares of common stock subject to outstanding stock awards as of May 23, 2006 that would have reverted to the reserve of the 2003 Plan pursuant to the terms of the 2003 Plan.
      Under the 2006 Plan, the share reserve may be used for any award type without limitation, subject to the ISO Limitation described below. In contrast, under the 2003 Plan, no more than an aggregate of 500,000 shares of common stock may be granted as restricted stock awards or phantom stock awards for which a participant pays less than the fair market value of the common stock on the date of grant.
      Shares may be issued in connection with a merger or acquisition as permitted by the rules of the applicable national securities exchange, and such issuance shall not reduce the number of shares available for issuance under the 2006 Plan. If a stock award granted under either the 2006 Plan or the 2003 Plan expires or otherwise terminates without being exercised in full, or if any shares of common stock issued pursuant to a stock award are forfeited to or repurchased by us, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or if any stock award is settled in cash, then the shares of common stock not issued under such stock award, or forfeited to or repurchased by us shall revert to and again become available for issuance under the 2006 Plan. If any shares subject to a stock award under either the 2006 Plan or the 2003 Plan are not delivered to a participant because such shares are withheld for the payment of taxes or if the exercise price of any stock award is satisfied by tendering shares of common stock held by the participant, then the number of shares that are not delivered or are so tendered shall be available for issuance under the 2006 Plan.
      The aggregate maximum number of shares of common stock that may be issued under the 2006 Plan pursuant to the exercise of incentive stock options is the share reserve (the “ISO Limitation”).

Terms of Options
      Options may be granted under the 2006 Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2006 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.
      Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant. Accordingly, if this Proposal No. 2 is approved by the stockholders, all options granted by us under the 2006 Plan must carry an exercise price of at least 100% of the fair market value of the stock on the date of grant. By contrast, the exercise price of nonstatutory stock options under the 2003 Plan may not be less than 85% of the fair market value of the stock on the date of grant. As of March 31, 2006, the closing price of our common stock as reported on the New York Stock Exchange was $15.85 per share.
      Consideration. The exercise price of options granted under the 2006 Plan may be paid, to the extent permitted by applicable law and at the discretion of the Board, (i) by cash, check, bank draft or money order (ii) pursuant to a broker-assisted cashless exercise, (iii) by delivery of other common stock of Valeant, (iv) pursuant to a net exercise arrangement, or (iv) in any other form of legal consideration acceptable to the Board. Under the 2003 Plan, the exercise price shall be paid either (i) by cash, check or wire transfer, (ii) by delivery of other common stock of Valeant, or (iii) in any other form of legal consideration that may be acceptable to the Board.
      Vesting. Options granted under the 2006 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionholder’s continued service with us or with an affiliate, whether such service is performed in the capacity of an employee, consultant or director (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2006 Plan may be subject to different vesting terms. The Board has the authority to accelerate the time during which an option may vest or be exercised.
      Term. The maximum term of options granted under the 2006 Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term is five years.
      Termination of Service. Options granted under the 2006 Plan generally terminate three months after termination of the participant’s service unless (i) such termination is for cause (as defined in the 2006 Plan), in which case the option will terminate upon the termination date; (ii) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within twelve (12) months following termination; (iii) the participant dies before the participant’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within twelve (12) months following the participant’s death by the person or persons to whom the rights to such option have passed; or (iv) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws or if a sale of the stock would violate the Company’s insider trading policy. In no event, however, may an option be exercised beyond the expiration of its term.
      Restrictions on Transfer. Unless provided otherwise by the Board, a participant in the 2006 Plan may not transfer an option other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of the participant, only the participant (or the transferee pursuant to a domestic relations order) may exercise an option. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Appreciation Rights
      Stock appreciation rights may be granted under the 2006 Plan pursuant to stock appreciation rights agreements.
      Exercise. Each stock appreciation right is denominated in shares of common stock equivalents. The strike price of each stock appreciation right shall not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation right on the date of grant. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of (i) the aggregate fair market value of our common stock on the date of exercise, over (ii) the strike price determined by the Board on the date of grant.
      Settlement of Awards. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, any combination of the two, or any other form of consideration determined by the Board.
      Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.
      Termination of Service. Upon termination of a participant’s service (other than for cause), the participant generally may exercise any vested stock appreciation right for three (3) months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. The stock appreciation right term may be extended in the event that exercise of the stock appreciation right following termination of service is prohibited by applicable securities laws or if a sale of the stock would violate the Company’s insider trading policy. Except as provided otherwise in a participant’s stock appreciation rights agreement, upon termination of a participant’s service for cause, the stock appreciation right shall terminate upon the termination date of such participant’s service. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Restricted Stock Awards
      Restricted stock awards may be granted under the 2006 Plan pursuant to restricted stock award agreements.
      Consideration. The Board may grant restricted stock awards in consideration for past or future services rendered to us or in exchange for any other form of legal consideration acceptable to the Board.
      Vesting. Shares of stock acquired under a restricted stock award agreement may, but need not, be subject to forfeiture to us in accordance with a vesting schedule as determined by the Board. The Board has the authority to accelerate the vesting of stock acquired pursuant to a restricted stock award.
      Termination of Service. Upon termination of a participant’s service, we may reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award agreement.
      Restrictions on Transfer. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as determined by the Board.

Terms of Restricted Stock Unit Awards
      Restricted stock unit awards may be granted under the 2006 Plan pursuant to restricted stock unit award agreements.
      Consideration. The purchase price, if any, for stock unit awards may be paid in any form of legal consideration acceptable to the Board.
      Settlement of Awards. A stock unit award may be settled by the delivery of shares of our common stock, in cash, or by any combination of these means as determined by the Board.
      Vesting. Stock unit awards vest at the rate specified in the restricted stock unit award agreement as determined by the Board. However, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.
      Dividend Equivalents. Dividend equivalent rights may be credited with respect to shares covered by a restricted stock unit award.
      Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Performance Awards
      The 2006 Plan allows the Board to issue performance stock awards and performance cash awards (“performance awards”). Performance awards may be granted, vest or be exercised based upon the attainment during a certain period of time of certain performance goals. All of our employees, directors and consultants are eligible to receive performance awards under the 2006 Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Board. The maximum number of shares or value to be granted to any individual in any calendar year attributable to such performance awards may not exceed One Million (1,000,000) shares of our common stock in the case of performance stock awards, or Three Million Dollars ($3,000,000) in the case of performance cash awards. Under the 2003 Plan, the maximum amount to be granted to any individual in any calendar year attributable to restricted stock awards may not exceed the value of one hundred thousand (100,000) shares of common stock.
      In granting a performance award, the Board will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured for the purpose of determining whether the award recipient has a vested right in or to such performance award. Within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Board will establish the performance goals, based upon one or more pre-established criteria (“performance criteria”) enumerated in the 2006 Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify (in writing) whether the performance goals have been satisfied.
      Performance goals under the 2006 Plan shall be established by the Board, based on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

      The Board is authorized to determine whether, when calculating the attainment of performance goals for a performance period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals.
      If this Proposal No. 2 is approved by the stockholders, compensation attributable to performance awards under the 2006 Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied.

Terms of Other Stock Awards
      The Board may grant other stock awards that are valued in whole or in part by reference to our common stock. Subject to the provisions of the 2006 Plan, the Board has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.

Changes to Capital Structure
      If any change is made to the outstanding shares of our common stock without our receipt of consideration (whether through a stock split or other specified change in our capital structure), appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2006 Plan, (ii) the maximum number and/or class of securities that may be issued pursuant to the exercise of incentive stock options, (iii) the maximum number and/or class of securities for which any one person may be granted options and/or stock appreciation rights or performance-based awards per calendar year pursuant to the limitation under Section 162(m) of the Code, and (iv) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2006 Plan.

Corporate Transactions; Changes in Control
      Under the 2006 Plan, unless otherwise provided in a written agreement between us or any affiliate and the holder of a stock award, in the event of a corporate transaction (as defined in the 2006 Plan and described below), all outstanding stock awards under the 2006 Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with us or an affiliate has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction, and (ii) with respect to any stock awards that are held by any other individuals, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by us with respect to such stock awards shall not terminate and may continued to be exercised notwithstanding the corporate transaction). In the event a stock award will terminate if not exercised, the Board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment equal to the excess of the value of the property the holder would have received upon exercise over any exercise price.

      For purposes of the 2006 Plan, a corporate transaction will be deemed to occur in the event of (i) a sale of all or substantially all of the consolidated assets of Valeant and its subsidiaries, (ii) the sale of at least 90% of our outstanding securities, (iii) the consummation of a merger or consolidation in which we are not the surviving corporation, or (iv) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.
      Except as provided otherwise in a written agreement between us or any affiliate and the holder of the stock award, each stock award granted under the 2006 Plan will immediately vest and become exercisable in the event the participant’s service with the Company or an affiliate or a successor entity is terminated without cause (not including death or disability) or the participant terminates for good reason (as defined in the 2006 Plan) within 6 months before or 12 months after a change in control (as defined in the 2006 Plan). Upon such termination of a participant’s service, the participant may exercise his or her stock award until the earlier of 1 year following termination or the expiration of the term of the stock award.
      For purposes of the 2006 Plan, a change in control will be deemed to occur in the event of (i) the acquisition of beneficial ownership by any person, entity or group of our securities representing at least 30% of the combined voting power of our then outstanding securities; (ii) the individuals who were members of the Board as of the date the 2006 Plan is approved by our stockholders cease for any reason to constitute at least a majority of the Board unless the election, or nomination for election by our stockholders, of any new director was approved by a vote of at least a majority of the directors who were directors when the 2006 Plan was approved by our stockholders; (iii) a merger or consolidation in which our stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of our voting securities outstanding immediately before such merger or consolidation; or (iv) a liquidation, dissolution or sale of substantially all of our assets. In the event that a change in control affects any award that is deferred on or after January 1, 2005, then to the extent necessary to avoid the adverse tax consequences contained in section 409A(a)(1) of the Code, the term “change in control” shall conform to the definition of change in control under section 409A of the Code.
      Under the 2003 Plan, upon a change in control (as defined in the 2003 Plan and as described below), (i) all outstanding options will become immediately vested and exercisable, and upon termination of a participant’s employment or service following a change in control, his or her options may be exercised for 1 year after termination, but not beyond the term of the option, (ii) all outstanding shares of restricted stock will immediately vest and all restrictions on such shares will immediately lapse, and (iii) all outstanding shares of phantom stock will immediately vest and payment for such shares will be made in accordance with the 2003 Plan.
      For purposes of the 2003 Plan, a change in control will be deemed to occur in the event of (i) the acquisition of beneficial ownership by any person, entity or group of our securities representing at least 25% of the combined voting power of our then outstanding voting securities; (ii) the individuals who were members of the Board as of January 1, 2003 cease for any reason to constitute at least a majority of the Board unless the election, or nomination for election by our stockholders, of any new director was approved by a vote of at least a 2/3 of directors who were directors on January 1, 2003, or whose election or nomination for election was previously so approved or recommended; (iii) a merger or consolidation which would result in our voting securities immediately prior to such merger or consolidation continuing to represent less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or (iv) a liquidation, dissolution or sale of substantially all of our assets.
      In the event that the acceleration of the vesting of the award granted in connection with a change in control results in the imposition of the “parachute payment” excise tax under Section 4999 of the Code, the benefit or payment provided to the participant will be reduced to the extent necessary to avoid the imposition of the excise tax, but only if the reduction in vesting acceleration would result in a greater total payment to the participant taking into account all applicable taxes, including the excise tax.
      The acceleration of vesting of a stock award in the event of a corporate transaction or change in the ownership or control of us under the 2006 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Tax Withholding
      Unless prohibited by the terms of a stock award agreement, we may satisfy any federal, state or local tax withholding obligation relating to any award by causing a participant to tender a cash payment, withholding a portion of the stock otherwise issuable to the participant, withholding cash from an award settled in cash, or by such other method as may be set forth in the award agreement.

Duration, Termination and Amendment
      The Board may suspend or terminate the 2006 Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 2006 Plan will terminate ten years after adopted by the Board or approved by the stockholders of the Company, whichever is earlier. The 2003 Plan will terminate on May 22, 2013 in the event that the stockholders do not approve this Proposal No. 2.
      The Board may amend or modify the 2006 Plan at any time. However, no amendment shall be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy applicable law.
      The Board also may submit any other amendment to the 2006 Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.
      The Board may not, under the 2006 Plan, (i) reprice any outstanding stock awards under the 2006 Plan or; (ii) cancel any outstanding stock award under the 2006 Plan and grant in substitution or exchange therefore a new stock award under the 2006 Plan or another equity plan of Valeant covering the same or a different number of shares of common stock unless the stockholders have approved such an action within twelve months prior to such an event.

Federal Income Tax Information
      The following is a summary of the principal United States federal income taxation consequences to employees and us with respect to participation in the 2006 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.
      Incentive Stock Options. Incentive stock options granted under the 2006 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.
      If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.
      Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.
      To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.
      Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.
      However, if the shares acquired upon exercise of the nonstatutory stock option are unvested and subject to repurchase by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of exercise, but will have to report as ordinary income, as and when our purchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the exercise price paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date, over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.
      Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.
      Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.
      Restricted Stock Awards. Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.
      However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and Valeant will be required to satisfy certain tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.
      Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.
      Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and Valeant will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.
      Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.
      Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if such awards are approved by a compensation committee comprised solely of “outside directors” and the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.
      Compensation attributable to restricted stock awards, restricted stock unit awards and performance-based awards will qualify as performance-based compensation, provided that: (i) the award is approved by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
       The Finance and Audit Committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Although the Company is not required to seek stockholder ratification of this appointment, the Board believes it is sound corporate governance to do so. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Finance and Audit Committee will consider the stockholders’ action in determining whether to appoint PricewaterhouseCoopers LLP as the Company’s independent accounting firm for 2006. Even if the appointment is ratified, the Finance and Audit Committee, in its discretion, may direct the appointment of different independent accounting firms at anytime during the year if they determine that such change would be in the best interests of the Company and its stockholders. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if desired. Further, the representative will be available to respond to appropriate Stockholder questions directed to him or her.
      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
      The Board of Directors of the Company recommends that the Stockholders vote FOR Proposal No. 3.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Audit Fees
      The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2005 and December 31, 2004 for the audit of the Company’s consolidated annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q, or services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements, including the Company’s debt offerings, review of registration statements and comfort letters for those fiscal years, and the audits of our internal control over financial reporting, were approximately $4,047,000 and $4,522,000, respectively.

Audit-Related Fees
      The aggregate fees billed for assurance and related services rendered by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2005 and December 31, 2004 that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were $430,000 and $50,000, respectively.
      Audit-related fees related to fees for assistance with the following: disposition of certain assets, various mergers and acquisition activities and other accounting research.

Tax Fees
      The aggregate fees billed for tax compliance, tax advice and tax planning services rendered by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2005 and December 31, 2004 were $715,000 and $606,000, respectively.

All Other Fees
      In addition to the fees described above, aggregate fees of $27,000 and $1,000 respectively, were billed by PricewaterhouseCoopers LLP during the years ended December 31, 2005, and December 31, 2004 for other services performed.
      All other fees related to fees for assistance with a subpoena served on the Company and a license fee for access to a global best practices database.
      All fees described above were either approved by the Finance and Audit Committee or incurred in accordance with the pre-approval policy adopted by the Finance and Audit Committee.
      The Finance and Audit Committee pre-approved the audit and non-audit services performed by the independent accounting firm in order to assure that the provision of such services does not impair the accounting firm’s independence. These services include audit services, audit-related services, tax services and other services. The Finance and Audit Committee has adopted a policy for the pre-approval of services provided by the independent accounting firm. Any proposed services exceeding pre-approved levels were pre-approved by the Finance and Audit Committee.
OTHER
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2007 ANNUAL MEETING
      The Company’s Certificate of Incorporation provides that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting stockholders, must provide timely notice in writing. To be timely, a stockholder’s notice generally must be delivered to, or mailed and received at, our principal executive offices not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting, regardless of any postponement, deferral or adjournment of that meeting. However, if less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, then to be timely, notice by the stockholder must be given not later than the close of business on the 10th day following the earlier of (i) the day on which the notice of the date of the meeting was mailed, or (ii) the day on which such public disclosure was made.
      In addition, SEC rules provide that a stockholder wishing to include a proposal in the proxy statement for the Company’s 2007 annual meeting must submit the proposal so that it is received by the Company at its principal executive offices (3300 Hyland Avenue, Costa Mesa, California 92626, Attention: Secretary) no later than December 21, 2006 in a form that complies with applicable regulations. If the date of the 2007 annual meeting is advanced or delayed more than 30 days from the date of the 2006 annual meeting, stockholder proposals intended to be included in the proxy statement for the 2007 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2007 annual meeting. Upon any determination that the date of the 2007 annual meeting will be advanced or delayed by more than 30 days from the date of the 2006 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.
      SEC rules also govern a company’s ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted by the stockholders in time to be included in the proxy statement. In the event a stockholder proposal is not submitted to the Company prior to March 7, 2007, the proxies solicited by the Board of Directors for the 2007 annual meeting of stockholders will confer authority on the proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2007 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting.
      Stockholder proposals and nominations must be submitted in conformance with the Company’s Certificate of Incorporation and the rules of the Securities and Exchange Commission. The following is a summary of the requirements for submitting a nomination or a proposal in accordance with our Certificate of Incorporation.
      Our Certificate of Incorporation requires a stockholder’s notice of a proposed nomination for director to include the following:

•	the name, age, business address or residence address of each proposed nominee;

•	the principal occupation or employment of the proposed nominee;

•	the number (and class) of shares of Company stock owned by the proposed nominee;

•	any other information concerning the proposed nominee that the Company would be required to include in the proxy statement, including the proposed nominees written consent to being named in the proxy statement and to serving as director if elected;

•	the name and address of the stockholder making the nomination, and any other stockholders known to be supporting the nomination, as they appear on the Company’s books;

•	the number (and class) of shares of Company stock owned by the stockholder and any other stockholders known to be supporting the nomination, on the day of the notice;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person nominated in the notice; and

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee.
      Our Certificate of Incorporation requires a stockholder’s notice of a proposal to be submitted to the stockholders at an annual meeting to include the following:

•	a summary, in 500 words or less, of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address of the stockholder submitting the proposal, and any other stockholders known to be supporting the proposal, as they appear on the Company’s books;

•	the number (and class) of shares of Company stock owned by the stockholder and any other stockholders known to be supporting the proposal, on the date of the notice;

•	a description, in 500 words or less, of any interest of the stockholder in such proposal; and

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy at the meeting to present the proposal.
ANNUAL REPORT
      The Annual Report to Stockholders for the year ended December 31, 2005 (including Form 10-K) is being mailed to stockholders with this Proxy Statement. The Annual Report does not form part of the material for the solicitation of proxies.
PROXY SOLICITATION
      The costs of preparing and mailing this Proxy Statement and related Notice and the enclosed form of Proxy will be paid by the Company. In addition to soliciting proxies by mail, employees of the Company may, at the Company’s expense, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. The Company has retained Georgeson Shareholder Communications Inc. (“GSC”) to assist in the solicitation of proxies. The Company will pay fees to GSC not to exceed $9,000, plus reasonable out-of-pocket expenses incurred by them. The Company will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.
HOUSEHOLDING OF PROXY MATERIALS
      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
      This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, or direct your written request to Valeant Pharmaceuticals International, Attn: Investor Relations, 3300 Hyland Avenue, Costa Mesa, California 92626. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
MISCELLANEOUS
      If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board of Directors, the persons named as Proxyholders and acting thereunder intend to vote the share represented by the Proxies on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.
      As of the date this Proxy Statement goes to press, the Board of Directors knows of no other matters which are likely to come before the Annual Meeting.

By Order of the Board of Directors,

Robert W. O’Leary
Chairman of the Board
Costa Mesa, California
April 21, 2006
      THE COMPANY WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, VALEANT PHARMACEUTICALS INTERNATIONAL, 3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.VALEANT.COM

ANNEX A
CORPORATE GOVERNANCE GUIDELINES
PURPOSE
      The primary objective of Valeant Pharmaceuticals International (the “Company”) is to maximize stockholder value over the long term while adhering to the laws of the jurisdictions within which it operates and observing the highest ethical standards.
SELECTION AND COMPOSITION OF THE BOARD

I.	Corporate Governance/ Nominating Committee

As a permanent part of the structure of the Board of Directors (the “Board”) there will be a standing Corporate Governance/Nominating Committee responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting or recommending that the Board select, the director nominees for the next annual meeting of stockholders, as well as developing and recommending to the Board a set of corporate governance guidelines applicable to the corporation and overseeing the evaluation of the Board and management. The Committee shall review the composition of the Board for the appropriate skills and characteristics required of members of the Board in the context of the then current make-up of the Board. This assessment should include consideration of issues of judgment, integrity, diversity and skills, including, but not limited to, understanding the business of the Company and possessing a relevant international background — all in the context of an assessment of the perceived needs of the Board at that point in time. The Committee is open to consider recommendations from all interested parties.

II.	Compensation Committee

As a permanent part of the structure of the Board there will be a standing Compensation Committee responsible for reviewing and approving corporate goals and objectives relevant to CEO compensation, evaluating the CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving the CEO’s compensation level based on this evaluation. The Committee shall also make recommendations to the Board with respect to non-CEO executive officer compensation, and incentive compensation and equity-based plans that are subject to board approval. Additionally, the Committee is responsible for producing a Compensation Committee report on executive officer compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

III.	Finance & Audit Committee

As a permanent part of the structure of the Board there will be a standing Finance & Audit Committee responsible for, at least annually, obtaining and reviewing a report by the independent registered public accounting firm describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the registered public accounting firm’s independence) all relationships between the independent registered public accounting firm and the Company. In addition, the Committee must meet the requirements set out in Rule 10-A-3(b)(2), (3), (4) and (5) of the Exchange Act.

IV.	Selection and Orientation of New Directors

The Board shall be responsible for selecting its own members and in recommending them for presentation to the stockholders for election. The Board delegates the screening process involved to the Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee will recommend to the Board the names of prospective Board members. The Board will review and act on these recommendations, forwarding them to the stockholders where appropriate. The Board and the Company have a complete orientation process for new Directors that includes background material, meetings with senior management, and visits to Company facilities.

V.	Director Education

A Director must attend at least one outside Director Education session every three years following their election, which session shall be pre-approved by the Chairman of the Board. In addition, Directors are strongly encouraged to participate in at least one accredited, Chairman-approved, Director education session annually.

VI.	Corporate Governance/ Nominating Committee Review of Board

The Corporate Governance/Nominating Committee, after consultation with the Chairman of the Board and the Chief Executive Officer, will formally review each Director’s continuation on the Board every three years, preceding renomination.
BOARD LEADERSHIP

VII.	Chairman, Chief Executive Officer and Lead Director

The Board believes it is desirable that the role of Chairman and Chief Executive Officer should not be combined in one individual. However, from time to time it may be desirable, in certain circumstances, to combine these roles in one individual. Whenever the Chairman and Chief Executive Officer roles are combined, or whenever circumstances cause the Chairman to be adjudged non-independent by the Board, then the Board shall appoint a Lead Director to preside over the non-management sessions of the Board of Directors.

VIII.	Executive Sessions of Non-Management Directors

The Board at its own discretion will conduct executive sessions of the non-management Directors at each regularly scheduled Board meeting. The Lead Director will preside over the scheduled executive sessions without the attendance of management.

IX.	Mix of Management and Independent Directors

The Board believes that, as a matter of policy, there should be a substantial majority of Independent Directors on the Board.
BOARD COMPOSITION AND PERFORMANCE

X.	Board Definition of What Constitutes Independence for Directors

The definition of “independent director” will be in accordance with the guidelines of the New York Stock Exchange (“Independent Director”). No director will be deemed independent unless the Board affirmatively determines that the director has no material relationship with the Company. To assist in meeting this objective, the Board has adopted certain specific categorical standards to ascertain whether a director has a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization, its parent or a consolidated subsidiary that has a relationship with the Company.

The following will be cause for disqualifications of independence:

(a)	a director who is an employee, or whose immediate family member is an executive officer, of the Company, its parent or a consolidated subsidiary (other than employment as interim Chairman or CEO), until three years after the end of such employment relationship;

(b)	a director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, its parent or a consolidated subsidiary, other than director and committee fees and pension or other forms of deferred compensation for prior services (provided such compensation is not contingent in any way on continued service) (and other than compensation for service as interim Chairman or CEO or received by an immediate family member for service as a non-executive employee), until three years after he or she ceases to receive more than $100,000 per year in such compensation;

(c)	a director who is affiliated with or employed, or whose immediate family member is affiliated with or employed in a professional capacity, by a present or former internal or external auditor of the Company, its parent or a consolidated subsidiary, until three years after the end of the affiliation or the employment or auditing relationship;

(d)	a director who is an executive officer, or whose immediate family member is an executive officer, of another company whose compensation committee’s membership includes an executive officer of the Company, its parent or a consolidated subsidiary is not independent until three years after the end of such service or the employment relationship;

(e)	a director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

The following will not be considered a material relationship:

(f)	if a director, within the preceding three years, serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization have not exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues.

For relationships not covered by the aforementioned categorical standards, the determination of the existence of a material relationship shall be made by those Board members who satisfy the independence guidelines as defined above.

XI.	Director Responsibilities

The Board represents and oversees the interests of stockholders of the Company. Director responsibilities include:

•	review, approval and monitoring of critical business, financial strategies and corporate objectives;

•	assessing major risks facing the Company and providing strategies to ameliorate those risks;

•	overseeing processes designed to ensure Company compliance with applicable laws, regulations and corporate policies;

•	adopt policies of ethical conduct and monitor compliance with those policies;

•	monitoring the effectiveness of the Company’s internal controls;

•	review, approval and monitoring of major corporate actions;

•	overseeing processes designed to ensure the accuracy and completeness of the company’s financial reporting;

•	overseeing succession planning for the chief executive officer;

•	overseeing the compensation of the Company’s principal officers elected by the Board; and

•	providing counsel and assistance to the Company’s leadership.

XII.	Stock Ownership Requirement for Directors

Effective January 1, 2004, each Director must own at least three times their annual retainer within four years. This amount is exclusive of any value attributable to options. New Board members must meet this requirement within four years of their initial service date.

XIII.	Former Chairman/ Chief Executive Officer’s Board Membership

The Board believes this arrangement is a matter to be decided in each individual instance. When the Chairman of the Board or Chief Executive Officer resigns from that position, he/she should submit his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new Chairman of the Board or Chief Executive Officer and the Board.

XIV.	Director Job Status Change

If the occupation, career, or principal business activity of a director materially changes such that the director’s occupation, career or principal business activity is significantly different from, or operates at a significantly reduced level from, the roles and responsibilities described in the proxy for the year in which the director was last elected as a board member, the director shall offer to resign from the Board. The Board shall determine whether to accept the resignation or ask that the director continue to serve on the Board.
XV.       Chief Executive Officer Outside Board Membership

The Chief Executive Officer shall obtain Board approval prior to accepting a nomination to the board of directors of any publicly-traded company. Additionally, the Chief Executive Officer shall not serve as a member of the board of director of more than one publicly-traded company other than the Company.
XVI.      Director Membership on Additional Boards

It is the policy of the Company that Company Directors do not serve on the board of directors of more than five public companies in addition to the Company. The Governance Committee may recommend an exception to this policy to the Board of Directors upon application of a Director, which application must be submitted to the Governance Committee. The Governance/ Nomination Committee shall review the matter and make a recommendation to the Board, which shall grant or deny the exception, in its discretion.

XVII.     Term Limits

No Director shall be nominated to serve for more than five, three-year terms.

XVIII.	Board Compensation

It is appropriate for the staff of the Company to report periodically to the Compensation Committee on the status of Board compensation in relation to other companies. As part of a Director’s total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a Director’s compensation should be held in restricted stock units (RSUs) or shares of the Company. Changes in Board compensation, if any, should come at the suggestion of the Compensation Committee, but with concurrence by the Board.

XIX.	Board’s Interaction with Investors, Media and the Public

The Chief Executive Officer and/or his/her designees are authorized to speak on behalf of the Company. The Chairman of the Board or individual Board members may, from time to time, be asked by the Chief Executive Officer to speak on behalf of the Company with various constituencies.

XX.	Annual Meeting Participation

The Board considers it important for Board members to be present and available to stockholders at the Company’s Annual Meeting. Directors are expected to attend the Company’s Annual Meeting.
BOARD RELATIONSHIP TO SENIOR MANAGEMENT

XXI.	Regular Attendance of Non-Directors at Board Meetings

The Board welcomes the regular attendance at each Board meeting of non-Board members who are in the most senior management positions of the Company.

XXII.	Board Access to Senior Management

Board members will have complete access to the Company’s management. It is assumed that Board members will use proper judgment to be sure that this contact is not distracting to the business operation of the Company. Accordingly, the Board is encouraged to coordinate these communications with the Chief Executive Officer. The attendance at Board meetings of non-members of the Board will be at the discretion of the Board. In the normal course of business, the Chairman of the Board, in consultation with the Chief Executive Officer, will invite appropriate management and non-directors to the meetings.

XXIII.	Selection of Agenda Items for Board Meetings

The Chairman, in consultation with the Chief Executive Officer will establish the agenda for each Board meeting and will review the agenda with the Lead Director. Each Board member is free to suggest the inclusion of items on the agenda.
XXIV.    Board Materials Distributed in Advance

Information and data that is important to the Board’s understanding of the business to be addressed at the meeting will be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as complete and brief as possible while still providing the desired information. The material should be available 5 days in advance of the proposed or scheduled date of the meeting.

COMMITTEE MATTERS

XXV.	Number, Structure and Independence of Committees

From time to time, the Board may want to form a new committee or disband a current committee depending upon the circumstances. Each committee will have a charter approved by the Board of Directors. The current committees are Finance and Audit, Corporate Governance/Nominating, Executive, and Compensation. Membership in the Corporate Governance/Nominating, Compensation and Finance and Audit Committees will consist only of Independent Directors. The Chairman of the Board will be the Chairman of the Executive Committee.

XXVI.	Assignment and Rotation of Committee Members

The Board believes that the corporate governance process is facilitated by an active and involved committee structure. The Board believes that the periodic rotation of committee chairmanship and membership is in the best interests of the Company and its stockholders. The Chairman of the Board, after consultation with other members of the Board, the Chief Executive Officer and the Lead Director, will consider the assignment of committee memberships and submit his/her nominees to the full Board for approval. All Board members will participate in the Committee structure of the Board.

XXVII.	Committee Agendas

The chairman of a committee, in consultation with the appropriate members of the committee and management, will develop the committee agendas.
LEADERSHIP DEVELOPMENT

XXVIII.	Formal Evaluation of the Chairman and Chief Executive Officer

The Chairman of the Board, with input from the Lead Director and all Board members will manage the performance evaluation of the Chief Executive Officer at least annually and communicate his/her recommendations in writing to the Compensation Committee. The Compensation Committee will prepare a written recommendation for action by the full Board.

Similarly, the Lead Director, with input from all Directors, will manage the performance evaluation of the Chairman of the Board at least annually.

XXIX.	Board Evaluation

The Corporate Governance/ Nominating Committee will be responsible for the coordination of an annual self-evaluation of the Board’s performance and procedures to determine whether it and its committees are functioning effectively, and will report the results of the evaluation to the Board. The Board approved the Board Assessment Workplan attached hereto as Annex B.

XXX.	Succession Planning

Succession planning will include policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the chief executive officer. Succession planning should also be considered on a continuing basis for all senior managers in the event he/she may be unexpectedly unable to serve or found unqualified for promotion. The Board, through the Governance/ Nominating Committee, will review the succession plans on an annual basis.

XXXI.	Independent Advice

The Board or a committee may seek legal or other expert advice from a source independent of management. Generally, this engagement would be with the knowledge of both the Chief Executive Officer and the Chairman of the Board.

XXXII.	Corporate Reporting and Communications Helpline

Any stockholder wishing to communicate with the Board of Directors or with a specific director, may do so by accessing the Company’s helpline in the United States and Canada by calling (800) 461-9330, or internationally by dialing collect to (720) 514-4400. The information will be relayed to the Company’s Chief Governance Officer & Corporate Secretary for coordination of delivery to the Board or specific director.

The Company has established an anonymous reporting process via the corporate helpline at (800) 461-9330 in the United States and Canada, or a collect call can be placed internationally at (720) 514-4400 for reporting by any employee or stockholder of concerns relative to unethical or inappropriate behavior on the part of a Company employee or matters regarding suspected unethical financial practices.
REVISION OF GUIDELINES
      These guidelines may be altered from time to time by recommendation of the Governance/ Nominating Committee and the approval of the full Board.

ANNEX B
BOARD AND COMMITTEE ASSESSMENT PROCESS AND WORKPLAN
      This Workplan has been approved by the Board of Directors to guide the Board assessment process through various stages. The plan includes several phases through 2006, which incorporate enhancements and evolve to expand the scope of the yearly assessment process. It is anticipated that this Plan will be reviewed on an on-going basis to ensure that the Plan encompasses opportunities for improvement as appropriate.

		Focus Group(s)	Individual Evaluator(s)	Feedback

I	2003	Board Chairman and Lead Director	Board Members Board Members	Full Board Chairman and Lead Director

II	2004	Board Board Committees Chairman and Lead Director	Board Members Members of Respective Committees Board Members	Full Board Individual Committees Chairman and Lead Director

III	2005	Board Board Committees Chairman and Lead Director	Board Members Board Members and Members of Respective Committees Board Members	Full Board Full Board and Individual Committees Chairman and Lead Director

IV	2006	Board Board Committees Chairman and Lead Director Individual Board Members	Board Members Board Members and Members of Respective Committees Board Members All Board Members (Peer Review)	Full Board Full Board and Individual Committees Full Board, Chairman and Lead Director Individual Board Members

B-1

ANNEX C
VALEANT PHARMACEUTICALS INTERNATIONAL
2006 EQUITY INCENTIVE PLAN
APPROVED BY BOARD ON: APRIL 14, 2006
APPROVED BY STOCKHOLDERS:                     , 200
TERMINATION DATE: APRIL 13, 2016

1.	General.
      (a) Successor to and Continuation of Prior Plan. This Plan was adopted by the Board on the Adoption Date to be effective as provided in Section 11 on the Effective Date. The Plan is intended as the successor to and continuation of the ICN Pharmaceuticals, Inc. 2003 Equity Incentive Plan (the “Prior Plan”). Following the Effective Date of this Plan, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plan shall be added to the share reserve of this Plan and available for issuance pursuant to Stock Awards granted hereunder. All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan, except that the Board may elect to extend one or more of the features of the Plan to stock awards granted under the Prior Plan. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall be added to the share reserve of this Plan and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted subsequent to the Effective Date of this Plan shall be subject to the terms of this Plan.
      (b) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.
      (c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
      (d) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	Administration.
      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements. Except as provided herein, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (ii) Section 422 of the Code regarding Incentive Stock Options or (iii) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards or stock awards granted under the Prior Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Code Section 409A and the related guidance thereunder.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

      (c) Delegation to Committee.
      (i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
      (ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee of Directors who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee of Directors who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
      (d) Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(ii) below.
      (e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
      (f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.
      (g) Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in Orange County, California. The Company and the Participant shall each pay 50% of the arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

3.	Shares Subject to the Plan.
      (a) Share Reserve. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards after the Effective Date shall consist of the sum of (i) the number of unallocated shares remaining available for issuance under the Prior Plan as of the Effective Date, (ii) an additional four million two hundred thousand (4,200,000) shares to be approved by the stockholders at the 2006 Annual Meeting as part of the approval of this Plan and (iii)the number of shares added to the reserve pursuant to Section 3(b) (the “Share Reserve”). For clarity, the limitation in this subsection 3(a) is a limitation in the number of shares of the Company’s common stock that may be issued pursuant to the Plan. Accordingly, this subsection 3(a) does not limit the granting of Stock Awards except as provided in subsection 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed

Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the Company’s common stock that may be issued pursuant to the Plan.
      (b) Additions to the Share Reserve. The share reserve under the Plan also shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that (i) are issuable pursuant to options or stock awards outstanding under the Prior Plan as of the Effective Date of the Plan and (ii) but for the termination of the Prior Plan as of the Effective Date, would otherwise have reverted to the share reserve of the Prior Plan pursuant to the provisions thereof.
      (c) Reversion of Shares to the Share Reserve. If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to subsection 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan. Notwithstanding the provisions of this subsection 3(c), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.
      (d) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3(d), subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares of Common Stock in the Share Reserve.
      (e) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than One Million (1,000,000) shares of Common Stock.
      (f) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the market or otherwise.

4.	Eligibility.
      (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation (as such terms are defined in Code Sections 424(e) and (f)). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.
      (b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
      (c) Consultants. A Consultant shall not be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

5.	Option Provisions.
      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options).

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 5(c) are:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(d) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner consistent with applicable tax and securities laws upon the Optionholder’s request.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that an Incentive Stock Option may be deemed to be a Nonqualified Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service. Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Extension of Termination Date. Unless otherwise provided in an Optionholder’s Option Agreement, if the exercise of the Option following the termination of the Optionholder’s Continuous

Service (other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 5(f), 5(g) or 5(h) above after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. In addition, unless otherwise provided in an Optionholder’s Option Agreement, if the sale of the Common Stock received upon exercise of an Option following the termination of the Optionholder’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 5(f), 5(g) or 5(h) above after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of the Company’s insider trading policy, (ii) the 15th day of the third month after the date on which the Option would cease to be exercisable but for this Section 5(i), or such longer period as would not cause the Option to become subject to Section 409A(a)(1) of the Code; or (iii) the expiration of the term of the Option as set forth in the Option Agreement.

(j) Termination for Cause. Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(k) Non-Exempt Employees. No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6.	Provisions of Stock Awards other than Options.
      (a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
      (b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.
      (c) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates (other than for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii) Extension of Termination Date. Unless otherwise provided in a Participant’s Stock Appreciation Right Agreement, if the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 6(c)(vii) above after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements, or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. In addition, unless otherwise provided in a Participant’s Stock Appreciation Right Agreement, if the sale of the Common Stock received upon exercise of a Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the

Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 6(c)(vii) above after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of the Company’s insider trading policy, (ii) the 15th day of the third month after the date on which the Stock Appreciation Right would cease to be exercisable but for this Section 6(c)(viii), or such longer period as would not cause the Stock Appreciation Right to become subject to Section 409A(a)(1) of the Code; or (iii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(ix) Termination for Cause. Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(x) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

      (d) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum number of shares that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(d)(i) shall not exceed One Million (1,000,000) shares of Common Stock. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum value that may be granted to any Participant in a calendar year attributable to cash awards described in this Section 6(d)(i) shall not exceed Three Million dollars ($3,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under this Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

      (e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	Covenants of the Company.
      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.
      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.
      (c) No Obligation to Notify. The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.	Miscellaneous.
      (a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
      (b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.
      (c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has exercised the Stock Award pursuant to its terms and the Participant shall not be deemed to be a stockholder of record until the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.
      (d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
      (f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
      (g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; or (iv) by such other method as may be set forth in the Award Agreement.
      (h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.
      (i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
      (j) Compliance with 409A. To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable

Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

9.	Adjustments upon Changes in Common Stock; Other Corporate Events.
      (a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(d), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(e) and 6(d)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
      (b) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i) Stock Awards May Be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 2.

(ii) Stock Awards Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock

Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

      (c) Change in Control. Except as specifically provided otherwise in the Stock Award Agreement covering a Stock Award or other written agreement between the Company or any Affiliate and the Participant and notwithstanding any other provisions of the Plan to the contrary, if (i) a Change in Control occurs and (ii) within the period beginning six (6) months before such Change in Control and ending twelve (12) months after the effective date of such Change in Control a Participant’s Continuous Service (including service with a successor to the Company or an Affiliate) terminates due to an involuntary termination (not including death or Disability) without Cause or due to a voluntary termination for Good Reason, then, as of the date of such termination, (x) each Stock Award held by such Participant shall automatically become fully vested (and any reacquisition or repurchase rights held by the Company with respect to the shares of Common Stock subject to such acceleration shall lapse in full, as appropriate) and, if applicable, each such Stock Award shall become immediately exercisable in full, and (y) the Participant may exercise his or her Option or Stock Appreciation Right until the earlier of (i) the date one (1) year following such termination, or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the applicable Award Agreement. In addition, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
      (d) Potential Reduction of Parachute Payments.
      (i) If the acceleration of the vesting and exercisability of Stock Awards provided for in Sections 9(b) and 9(c), together with payments and other benefits of a Participant (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 9(d) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Participant in full, or (2) provided to such Participant as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.
      (ii) The Company shall appoint a nationally recognized independent accounting firm or consulting firm (the “Accountant”) to make the determinations required hereunder, which accounting firm shall not then be serving as accountant or auditor for the individual, entity or group that effected the Change in Control. The Company shall bear all costs and expenses with respect to the determinations the Accountant may reasonably incur in connection with any calculations contemplated by this Section 9(d).
      (iii) Unless the Company and such Participant otherwise agree in writing, any determination required under this Section 9(d) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof):(A) reduction of cash payments; (B) cancellation of accelerated vesting of Options and other Stock Awards; and (C) reduction of other benefits paid to the Participant. If acceleration of vesting of Stock Awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of the Stock Awards (i.e., the earliest granted Stock Award cancelled last) unless the Participant elects in writing a different order for cancellation.
      (iv) For purposes of making the calculations required by this Section 9(d), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Participant shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination.
      (v) If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Participant is liable for the Excise Tax as a result of the Payment, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Participant’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Participant shall pay the Excise Tax.
      (vi) Notwithstanding any other provision of this Section 9(d), if (A) there is a reduction in the Payment as described above, (B) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (C) the Participant pays the Excise Tax, then the Company shall pay or otherwise provide to the Participant that portion of the Payment that was reduced pursuant to this Section 9(d) contemporaneously or as soon as administratively possible after the Participant pays the Excise Tax so that the Participant’s net after-tax proceeds with respect to the Payment are maximized.
      If the Participant either (A) brings any action to enforce rights pursuant to this Section 9(d), or (B) defends any legal challenge to his or her rights under this Section 9(d), the Participant shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Participant, the court finds that the action was brought in good faith.

10.	Termination or Suspension of the Plan.
      (a) Plan Term. Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
      (b) No Impairment of Rights. Termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.	Effective Date of Plan.
      This Plan shall become effective on the Effective Date. Prior to the Effective Date, the Prior Plan is unaffected by the Plan, and Stock Awards shall continue to be granted from the Prior Plan. If the Plan has not been approved by the stockholders of the Company by the first anniversary of the Adoption Date, the adoption of the Plan shall be null and void and the Prior Plan shall continue unaffected by the adoption of the Plan. If the Plan is so approved, (i) the Prior Plan shall be deemed merged into the Plan and to cease their separate existence and (ii) outstanding options and other awards granted pursuant to the Prior Plan shall automatically become Stock Awards. Notwithstanding that the Prior Plan is merged into the Plan, the terms of the Prior Plan shall continue to govern any Stock Awards granted prior to the Effective Date.

12.	Choice of Law.
      The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

13.	Definitions.
      As used in the Plan, the definitions contained in this Section 13 shall apply to the capitalized terms indicated below:

(a) “Adoption Date” means April 14, 2006, the date the Plan was adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

(f) “Cause” means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s intentional unauthorized use or intentional disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in good faith in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) A “Change in Control,” with respect to Awards granted on or after the Effective Date, will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:

(i) the acquisition (other than from the Company, by any person (as such term is defined in Section 13(c) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

(iii) the closing of:

(1) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, Own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their Ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

(2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.
      Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is Owned directly or indirectly by the stockholders of the Company in the same proportion as their Ownership of stock in the Company immediately prior to such acquisition.
      For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
      Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
      In the event that a Change in Control affects any Award that is deferred on or after January 1, 2005, then to the extent necessary to avoid the adverse tax treatment contained in Code Section 409A(a)(1), the term “Change in Control” shall conform to the definition of Change of Control under Section 409A of the Code, as amended, and the Treasury Department or Internal Revenue Service Regulations or Guidance issued thereunder.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Valeant Pharmaceuticals International., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee,

Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2006 provided this Plan is approved by the Company’s stockholders at such meeting.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(w) “Good Reason” means, with respect to a particular Participant, the occurrence of any of the following events, conditions or actions taken by the Company without Cause and without such Participant’s consent: (i) Participant’s duties or responsibilities are materially diminished (and not simply a change in title or reporting relationships); provided, however, that the Participant shall not have “Good Reason” to terminate if the Company is retained as a separate legal entity or business unit following the effective date of a Change of Control and the Participant holds the same position in such legal entity or business unit as the eligible employee held before the effective date of such Change of Control, (ii) any reduction in such Participant’s level of base salary (except for salary decreases generally applicable to the Company’s other similarly-situated employees), (iii) any significant reduction, in the aggregate, in the employee benefit programs made available to the Participant other than a reduction in such employee benefit programs affecting all employees of the Company substantially equally, or (iv) an increase in the Participant’s one-way driving distance from the Participant’s principal personal residence to the principal office or business location at which the Participant is required to perform services of more than 20 miles, except for required travel for the Company’s business to an extent substantially consistent with the Participant’s prior business travel obligations;.

(x) “Incentive Stock Option” means an Option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any Option that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

(kk) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(d)(i).

(oo) “Plan” means this Valeant Pharmaceuticals International 2006 Equity Incentive Plan.

(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

VALEANT PHARMACEUTICALS INTERNATIONAL
3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 23, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
VALEANT PHARMACEUTICALS INTERNATIONAL

P R O X Y

The undersigned hereby appoints each of Robert W. O’Leary and Christina de Vaca, together and separately, as Proxyholders, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, without duplication, as designated below, all the shares of common stock of Valeant Pharmaceuticals International (the “Company”) held of record by the undersigned on April 11, 2006 at the Annual Meeting of Stockholders to be held at 1:00 p.m., local time, on May 23, 2006, and any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instructions are indicated herein, this proxy will be treated as a grant of authority to vote “FOR” the nominees to the Board of Directors listed on the reverse side of this proxy card, “FOR” the approval of the Company’s 2006 Equity Incentive Plan, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting, notice of which is received by the Company on or before March 23, 2006. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters that may be properly brought before the annual meeting or any continuation, adjournment or postponement thereof, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

This proxy revokes all prior proxies given by the undersigned with respect to matters covered by this proxy and the voting of shares of common stock at the 2006 Annual Meeting of Stockholders.

(Continued, and to be signed, on the reverse side.)

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-381-4017, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available until 5:00 p.m., Eastern Daylight Time, on May 22, 2006.
INTERNET VOTING
Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 5:00 p.m., Eastern Daylight Time, on May 22, 2006.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Shareholder Communications, Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITS NOMINEES
TO THE BOARD OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3.

1.	Election of three persons to the Board of Directors of the Company. Nominees: Robert A. Ingram, Lawrence N. Kugelman and Theo Melas-Kyriazi	FOR ALL NOMINEES LISTED		WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED
		☐		☐
Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the following space.

		FOR	AGAINST	ABSTAIN
2.	Approval of the Company’s 2006 Equity Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company.	☐	☐	☐

4.	Other Business. In the Proxyholders’ discretion, to vote on any other matter as properly may come before the meeting and any continuation, postponement or adjournment thereof.

The undersigned acknowledges receipt of the copy of the Notice of Annual Meeting and Proxy Statement (with enclosures and attachments) of the Company relating to the 2006 Annual Meeting of Stockholders.

The board of directors recommends that you vote “FOR” the election of each of the nominees in Proposal No. 1, “FOR” the approval of the Company’s 2006 Equity Incentive Plan in Proposal No. 2, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Proposal No. 3, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. All proposals to be acted upon are proposals of the Company. If any other business is properly presented at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the board of directors, this proxy shall be voted by the proxyholders in accordance with the recommendations of the board of directors. At the date this proxy statement went to press, we did not anticipate any other matters would be raised at the annual meeting.

THE BOARD OF DIRECTORS OF THE COMPANY
RECOMMENDS THAT YOU SIGN,
DATE AND MAIL THIS PROXY CARD TODAY.

Date		,2006

Signature(s)

Signature(s)

     Please date this Proxy and sign exactly as your name appears herein. When there is more than one owner, all must sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or partner, sign full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.